                          Van Kampen American Capital

                                   HIGH YIELD
                                 MUNICIPAL FUND


                               Semi-Annual Report
                                  May 31, 1998

                            [ARTWORK APPEARS HERE]

          ----A Wealth of Knowledge . A Knowledge of Wealth./sm/----

                          VAN KAMPEN AMERICAN CAPITAL

                               Table of Contents


Letter to Shareholders.....................................................   1

Performance Results........................................................   3

Glossary of Terms..........................................................   4

Portfolio Management Review................................................   6

Portfolio Highlights.......................................................   9

Portfolio of Investments...................................................  10

Statement of Assets and Liabilities........................................  48

Statement of Operations....................................................  49

Statement of Changes in Net Assets.........................................  50

Financial Highlights.......................................................  51

Notes to Financial Statements..............................................  54


HYM SAR 7/98

Letter to Shareholders




[PHOTO APPEARS HERE]

Dennis J. McDonnell and Don G. Powell


June 19, 1998


Dear Shareholder,
     The recent announcement that the federal government will generate a budget surplus this year for the first time since 1969 gives us pause to reflect on how far the nation's finances have come during the past 15 years. Many Americans can remember the 1970s, when a painful outbreak of inflation undermined investment returns and lowered living standards. Just a few years ago, the federal budget was still nearly $300 billion in the red and the U.S. dollar was weak.
     Today, economic growth is robust, inflation is virtually nonexistent, the job market is healthy, and the dollar is rising around the world. Against this backdrop, stock and bond prices have appreciated considerably since the nation's inflationary fever began to subside more than a decade ago. From a long-term perspective, however, history tells us that the good times will not last forever.
     At Van Kampen American Capital, we are pleased to provide investors with products and tools for all economic climates. As always, we remain vigilant in identifying changes in the investment environment that might affect our fund shareholders. In the meantime, we encourage you to talk to your adviser about how diversification can help your portfolio's long-term performance.

Economic Overview
     The United States economy continued to grow briskly during the reporting period with no evidence of inflation. The nation's output of goods and services (gross domestic product) increased at an annualized rate of 4.2 percent in the first quarter of 1998, while unemployment fell to the lowest level since 1970. Meanwhile, consumer confidence soared to a 28-year high in February.
     At the consumer level, inflation fell to approximately 1.37 percent during the six months ended in May, while producer prices actually declined over the same period. Several factors contributed to keeping inflation in check despite strong overall growth. The extreme economic weakness in Asia reduced demand for U.S. goods in the region. Also, the strong dollar helped to contain price increases for many imported goods. Finally, the Asian recession contributed to a sharp decline in world energy and commodity prices.
     There are indications, however, that mild price pressures are building. The low unemployment rate has caused a modest acceleration in wages. Also, the nation's money supply has been growing at an above-average rate for most of the last year.
     Despite these warning signs of potential inflation, Federal Reserve policy makers kept short-term interest rates unchanged during the reporting period. Inflation-adjusted interest rates remain relatively high by historical standards, and with no sign of rising inflation, the Fed has been reluctant to risk damaging the frail Asian economies further by tightening monetary policy.



                                                           Continued on page two

PAGE>

Market Review
     Interest rates bounced within an extremely tight range as investors struggled to assess the ultimate impact of the Asian recession on U.S. inflation. After beginning the reporting period at about 6.05 percent, the yield on the Treasury's 30-year benchmark bond fell to 5.72 percent in early January amid signs that the Asian crisis was deepening. Then, as tentative signs of recovery appeared in the region, long-term yields climbed back above 6.00 percent. Finally, intense political and social unrest in Asia convinced investors that the region's troubles would dampen price pressures building in the United States.
     Tax-exempt municipal bonds were aided by the general decline in long-term interest rates. During the six months through May, the Lehman Brothers
Municipal Bond Index returned 3.78 percent, while 30-year, A-rated municipal revenue bonds closed the reporting period with a yield of 5.39 percent, equivalent to an 8.42 percent taxable yield for an investor in the 36 percent federal income tax bracket.

Outlook
     Economic growth is likely to slow in the coming months as the impact of the Asian crisis becomes more evident. A return to the Goldilocks economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not brake economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse selection of quality investments.

Sincerely,

/s/ Don G. Powell                           /s/ Dennis J. McDonnell
--------------------                        ----------------------------
Don G. Powell                               Dennis J. McDonnell
Chairman                                    President
Van Kampen American Capital                 Van Kampen American Capital
Investment Advisory Corp.                   Investment Advisory Corp.

             Performance Results for the Period Ended May 31, 1998

             Van Kampen American Capital High Yield Municipal Fund

                                               A Shares    B Shares    C Shares
Total Returns
Six-month total return based on NAV/1/........    4.74%       4.28%       4.28%
Six-month total return/2/.....................   (0.22%)      0.28%       3.28%
Five-year average annual total return/2/......    6.68%       6.67%         N/A
Ten-year average annual total return/2/.......    7.95%         N/A         N/A
Life-of-Fund average annual total return/2/...    7.24%       7.13%       6.79%
Commencement date............................. 01/02/86    07/20/92    12/10/93

Distribution Rates and Yield
Distribution rate/3/..........................    5.70%       5.26%       5.27%
Taxable-equivalent distribution rate/4/.......    8.91%       8.22%       8.23%
SEC Yield/5/..................................    5.08%       4.56%       4.57%

N/A = Not Applicable
/1/ Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

/2/ Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

/3/ Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/ Taxable-equivalent calculations reflect a federal income tax rate of 36%.

/5/ SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending May 31, 1998.

A portion of the interest income may be subject to federal alternative minimum tax (AMT).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                               Glossary of Terms


Basis point:

     A measure used in quoting yields on bonds. One hundred basis points is equal to one percent. For example, if a bond's yield changes from 7.00 to
     6.65 percent, it would be considered a 35 basis point move.

Call feature:

     Allows the issuer to buy back the bond before the date of maturity. When the bond is called, the issuer repurchases it at or above its face value, and stops paying interest on that loan.

Class A shares:

     When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). There is no redemption fee (Contingent Deferred Sales Charge).

Coupon rate:

     The stated rate of interest the bond pays until maturity, expressed as a percentage of the face value.

Credit spread:

     Also called quality spread, the difference in yield between higher-quality issues (such as AAA-rated municipal securities) and lower-quality issues (such as BBB- and non-rated municipal bonds). Under normal circumstances, lower-quality issues provide higher yields in order to compensate investors for the additional credit risk.

Duration:

     A measure of a bond's sensitivity to changes in interest rates, expressed in years. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

Federal funds rate:

     The interest rate charged by one institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

Federal Reserve Board (The Fed):

     A seven-member group that directs the operations of the Federal Reserve System, the central bank system of the United States. Currently led by Chairman Alan Greenspan, the Fed meets eight times a year to establish monetary policy and monitor the country's economic pulse.

General obligation bonds:

     Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. General obligation bonds are issued to finance essential government projects, such as highways and schools.

Inflation:

     An economic state in which the amount of money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

Municipal bond:

     A debt security issued by a state, municipality, or other governmental entity to finance capital expenditures. Such expenditures might include the construction of highways, public works, or school buildings.

Municipal revenue bonds:

     Bonds that are payable only from the revenues the project will generate and are not backed by any taxing authority of the issuer. Revenue bonds are issued to finance the building of hospitals, toll bridges, electric dams, airports, and college dormitories.

Municipal yield curve:

     A representation of the actual or projected yields of municipal bond securities in relationship to their maturities.

Net asset value (NAV):

     The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

Put bond:

     A long-term bond that the bondholder can "put" back to the issuer for redemption at a specified price on a specified future date prior to maturity.

Refunding:

     A process whereby new bonds are issued to refinance an outstanding bond issue. This typically occurs when interest rates decline and an issuer wishes to replace higher-yielding bonds with current lower-yielding issues.

Yield curve:

     A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years, grouped together, will often reflect a pattern of increasing yield as maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short-and long-term interest rates. An "inverted" yield curve indicates that short-term rates are rising as long-term rates move lower.

Zero coupon bonds:

     A corporate or municipal debt security traded at a deep discount from face value that pays no interest and it may be redeemed at maturity for full face value.

                          Portfolio Management Review

             Van Kampen American Capital High Yield Municipal Fund

We recently spoke with the management team of the Van Kampen American Capital High Yield Municipal Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Wayne D. Godlin, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the six-month period ended May 31, 1998.

Q How would you describe the market environment in which the Fund has operated during the past six months?

A The municipal bond market was in a steady, tight trading range during the past six months, which created limited opportunities in the secondary market. The primary market, however, continued to produce a moderate supply of new high-yield issues. As a result, we focused on the primary market and acquired many issues that we believed would benefit the portfolio.

     By the middle of the period, bond prices and yields began to fluctuate amid speculation that the Federal Reserve Board intended to drop its neutral monetary policy stance and was leaning toward raising interest rates in order to tighten the money supply. Despite its concerns, the Fed chose not to act during its May 19 meeting regarding an interest rate change.

Q What changes have you made to the Fund's portfolio during the reporting period?

A Because we evaluate bonds on an individual basis, we continued to make purchases based on high-yield opportunities that we feel offered our shareholders the greatest value. As a result, we increased our exposure to non-rated bonds. The portfolio as of May 31, 1998, consisted of 81.6 percent non-rated bonds, compared to 73.2 percent at the beginning of the period.

     With this focus, we continue to maintain a highly diversified fund, which is an important feature of our investment approach in high-yield, high-risk municipal bonds. We seek to find value in small- and mid-size new issues in the $5 to $15 million range, and have an average exposure to the Fund of 0.2 percent per issue.

     Although our focus is on individual bonds, there are municipal bond sectors that offer particular value. Recently, we have added to the portfolio's multi-family housing sector exposure because we have found value in areas that have limited supply and lack new construction. We recently purchased new issues in Arizona, Florida, and Missouri in the multi-family housing sector. For additional Fund portfolio highlights, please refer to page nine.

Q    How do you feel about the Fund's performance during the past six months?

A The Fund has performed relatively well. The total return for the six months ended May 31, 1998, was 4.74 percent/1/ (Class A shares at net asset value), and the Fund's net asset value closed the reporting period at $11.64 per Class A share, up from $11.45 at the beginning of the period. The Fund's tax-exempt distribution rate as of May 31, 1998, was 5.70 percent/3/, representing a taxable equivalent distribution rate of 8.91 percent/4/ for an investor in the 36 percent federal income tax bracket.

     Our total return record continues to outpace the Lehman Brothers Municipal Bond Index, which returned 3.78 percent during the same six-month period. This index is a broad-based index of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. Please refer to the chart on page three for additional Fund performance results.

     The Fund's Class A share performance also earned an overall rating of five stars from Morningstar among 1,823 funds in the Municipal Bond Fund Category. Morningstar is an independent rating company and the five-star composite rating is the highest rating it assigns in its monthly mutual fund reviews.* While past performance is no guarantee of future results, Morningstar ratings provide a means to measure a fund's ability to achieve its investment goals. The Fund's Class A shares received five stars in each of the three-, five-, and ten-year periods, which were calculated among 1,548; 819; and 348 funds, respectively. Ten percent of the funds receive five stars, 22.5 percent receive four stars, 35 percent receive three stars, 22.5 percent receive two stars, and 10 percent receive one star.

Q What prevailing market trends have had the greatest effect on the Fund's performance during the reporting period and did anything surprise you?

A The municipal bond market continued to experience significant tightening in credit spreads, which increased the value of the portfolio's lower- and non-rated bonds. In addition, because we are in a period of lower yields, there is growing national interest in opportunities within the high-yield, high-risk municipal bond market. Continued strong demand in the high-yield market forces us to maintain a selective, disciplined process.

     We continue to benefit from high-yield bonds with strong credit performance and price appreciation, especially from issues that we've purchased over the last several years. Overall, we are very pleased with the Fund's performance under these conditions.

     The biggest surprise to us was the market's strength, especially from a supply and demand standpoint. Strong supply provided a greater selection of bonds and allowed us to pick and choose our opportunities. With low interest rates and controlled inflation, municipalities financed debt at attractive levels and created a positive environment for bonds and their borrowers.

Q Much has been said and written about a potential rise in interest rates. How do you feel about the Fund's positioning for the months ahead?

A We believe the Fund is in excellent shape. The municipal bond market has strong supply and demand fundamentals, which we feel should continue. Our disciplined approach--one that does not change quarter-to-quarter or year-to-year--we feel has been the key to the Fund's success. With the Fund's favorable credit quality allocation and sector diversification, we continue to maintain our focus on long-term performance.


*The five-star rating is a composite rating. Morningstar is an independent mutual fund performance monitor. Morningstar proprietary ratings reflect historical risk-adjusted performance as of May 31, 1998. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns.

     We believe the Fed will tighten interest rates once this year, for a short-term total increase of 25 to 50 basis points. One wild card is whether an increase in short-term interest rates will cause long-term interest rates to rise. High-yield, high-risk issues tend to be more sensitive to interest rate fluctuations than higher-rated investments. On a relative total return basis, however, we believe that a backup in interest rates is not threatening for this Fund because we have positioned the Fund's duration to provide low sensitivity to interest rate fluctuations.

     Specifically, the Fund is positioned with a short duration of 6.4 years as of May 31, 1998, compared to the Lehman Brothers Municipal Bond Index duration of 7.60 years, to reduce volatility. As a result, we believe it is positioned well should we have a rising interest rate environment. We believe that a short duration and a highly selective process for choosing high-yield municipal bonds will help us achieve our investment objective of providing shareholders a high level of income exempt from federal income tax.



/s/ Peter W. Hegel                     /s/ Wayne D. Godlin

Peter W. Hegel                         Wayne D. Godlin
Chief Investment Officer               Portfolio Manager
Fixed Income Investments


                                       8      Please see footnotes on page three

                             Portfolio Highlights

             Van Kampen American Capital High Yield Municipal Fund


Top Ten States as of May 31, 1998

                                                           Percentage of Fund's
                                                           Long-Term Investments
     Pennsylvania.............................................    10.5%
     Massachusetts............................................     8.6%
     Florida..................................................     8.4%
     Illinois.................................................     7.7%
     California...............................................     6.3%
     New Jersey...............................................     4.7%
     Colorado.................................................     4.4%
     Ohio.....................................................     4.1%
     New Hampshire............................................     3.1%
     Texas....................................................     2.8%

Credit Quality as a Percentage of Long-Term Investments

                           [PIE CHARTS APPEAR HERE]

As of May 31, 1998                     As of November 30, 1997
[_] AAA..........  2.3%                [_] AAA...............  3.6%
[_] AA...........  1.6%                [_] AA................  4.3%
[_] A............  1.5%                [_] A.................  2.3%
[_] BBB..........  6.3%                [_] BBB...............  9.6%
[_] BB...........  5.9%                [_] BB................  6.1%
[_] B............  0.8%                [_] B.................  0.9%
[_] Non-Rated.... 81.6%                [_] Non-Rated......... 73.2%

Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

Top Five Portfolio Sectors as a Percentage of Long-Term Investments

As of May 31, 1998                           As of November 30, 1997
Other Care................... 20.9%          Industrial Revenue........... 21.6%
Industrial Revenue........... 18.8%          Other Care................... 20.0%
Health Care.................. 16.9%          Health Care.................. 16.3%
Multi-Family Housing......... 15.4%          Multi-Family Housing......... 11.9%
Tax District.................  8.0%          Tax District.................  7.1%

Duration

                             As of May 31, 1998          As of November 30, 1997
     Duration                    6.40 years                    5.94 years

                            Portfolio of Investments
                            May 31, 1998 (Unaudited)

==========================================================================================
Par
Amount
(000)    Description                                       Coupon  Maturity  Market Value
------------------------------------------------------------------------------------------
         Municipal Bonds  98.8%

         Alabama  0.3%
$  750   Vincent, AL Indl Dev Brd Shelby Motel
         Group Inc Proj.................................  10.500%   09/01/16  $  735,000
 3,255   West Jefferson Cnty, AL Amusement & Pub
         Pk Auth First Mtg Visionland Proj..............   8.000    12/01/26   3,482,525
                                                                              ----------
                                                                               4,217,525
                                                                              ----------
         Alaska  0.2%
 2,250   Seward, AK Rev AK Sealife Cent Proj............   7.650    10/01/16   2,416,005
                                                                              ----------
         Arizona  2.6%
 1,220   Casa Grande, AZ Indl Dev Auth Rfdg.............   8.250    12/01/15   1,326,103
 2,880   Chandler, AZ Indl Dev Auth Rev Chandler
         Finl Cent Proj Ser 1986 (c)....................   9.875    12/01/16   2,448,291
 5,500   Maricopa Cnty, AZ Indl Dev Auth Multi-
         Family Hsg Rev.................................   6.625    07/01/33   5,495,820
 3,000   Maricopa Cnty, AZ Indl Dev Auth Sr Living
         Fac Rev........................................   7.750    04/01/15   3,221,610
 1,300   McDowell, AZ Mountain Ranch Cmnty Fac Dist.....   6.500    07/15/22   1,337,258
 1,112   Peoria, AZ Indl Dev Auth Sierra Winds Life Care
         Cmnty Proj (Var Rate Cpn)......................   6.500    11/01/17   1,115,581
 2,750   Pima Cnty, AZ Indl Dev Auth Indl Rev Tucson
         Elec Pwr Co Ser A..............................   6.100    09/01/25   2,836,047
 4,500   Pima Cnty, AZ Indl Dev Auth Indl Rev Tucson
         Elec Pwr Co Proj Ser B.........................   6.000    09/01/29   4,641,300
 3,000   Pima Cnty, AZ Indl Dev Auth Multi-Family Rev...   6.625    10/01/28   3,014,700
 2,000   Pima Cnty, AZ Indl Dev Auth Rev La Posada at
         Park Cent Ser A................................   7.000    05/15/27   2,138,980
 1,025   Pinal Cnty, AZ Indl Dev Auth Casa Grande
         Regl Med Cent Proj Ser A.......................   8.125    12/01/22   1,137,565
   475   Pinal Cnty, AZ Indl Dev Auth Casa Grande
         Regl Med Cent Proj Ser B.......................   8.125    12/01/22     527,165
 1,500   Red Hawk Canyon Cmnty Facs Dist No 2 AZ
         Dist Assmt Rev.................................   6.000    12/01/02   1,488,645
 1,500   Red Hawk Canyon Cmnty Facs Dist No 2 AZ
         Dist Assmt Rev.................................   6.500    12/01/12   1,485,435

                                               See Notes to Financial Statements

                            May 31, 1998 (Unaudited)


Par
Amount
(000)          Description                                                  Coupon      Maturity      Market Value
------------------------------------------------------------------------------------------------------------------
               Arizona  (Continued)
$    1,035     Scottsdale, AZ Indl Dev Auth Rev First Mtg
               Westminster Vlg Ser A Rfdg..........................          8.000%     06/01/11       $ 1,173,628

     2,000     Scottsdale, AZ Indl Dev Auth Rev First Mtg
               Westminster Vlg Ser A Rfdg..........................          8.250      06/01/15         2,284,460
                                                                                                       -----------
                                                                                                        35,672,588
                                                                                                       -----------

               Arkansas  0.4%
       500     Fayetteville, AR Pub Fac Brd Rev Butterfield Trail
               Vlg Proj B (Prerefunded @ 09/01/99).................          9.500      09/01/14           543,715

     4,420     Jackson Cnty, AR Hlthcare Fac Brd First Mtg
               Hosp Rev Newport Hosp & Clinic Inc..................          7.375      11/01/11         4,613,066
                                                                                                       -----------
                                                                                                         5,156,781
                                                                                                       -----------
               California  6.2%
     1,000     Brentwood, CA Impt Bond Act 1915....................          6.000      09/02/27         1,030,890
     1,210     California Edl Fac Auth Rev Pacific Graduate
               Sch of Psych........................................          7.600      11/01/21         1,294,373
     2,385     California Edl Fac Auth Rev Pacific Graduate
               Sch of Psych........................................          8.000      11/01/21         2,609,118
    10,000     California Statewide Cmntys Dev Auth Spl Fac
               United Airls Ser A..................................          5.700      10/01/33        10,178,900
     1,000     Capistrano, CA Uni Sch Dist Cmnty Fac Dist Spl Tax..          7.100      09/01/21         1,106,040
     1,200     Colton, CA Pub Fin Auth Rev Sub Tax
               Alloc Redev Proj Ser B..............................          5.875      08/01/27         1,206,312
     2,000     Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser B......          9.500      07/01/20         2,454,780
     2,500     Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser C......          8.375      07/01/11         2,818,175
     1,500     Davis, CA Pub Fac Fin Auth Local Agy Rev............          6.600      09/01/25         1,592,010
     1,300     Emeryville, CA Impt Bond Act 1915 Assmt
               Dist 93-1 East Baybridge............................          7.300      09/02/21         1,362,231
     1,000     Folsom, CA Pub Fin Auth Ser A.......................          6.875      09/02/19         1,031,280
     1,500     Folsom, CA Spl Tax Cmnty Fac Dist No 7 Rfdg.........          7.250      09/01/21         1,630,245
     2,730     Fresno, CA Ctfs Partn...............................          8.500      05/01/16         2,911,272
     1,000     Indio, CA Pub Fin Auth Rev Tax Increment............          6.500      08/15/27         1,037,730
     1,200     Irvine, CA Mobile Home Pk Rev Sub Meadows
               Mobile Home Pk Ser B................................          6.050      03/01/28         1,194,936
     3,000     Irwindale, CA Pub Fin Auth Spl Cmnty Facs
               Dist No 1 Rfdg......................................          6.000      11/01/20         3,019,410


                                                                                 See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)     Description                                               Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
          California  (Continued)
$ 4,550   Lake Elsinore, CA Pub Fin Auth Local Agy Rev ..........   7.100%   09/01/20   $  4,903,626
  1,500   Los Angeles, CA Cmnty Fac Dist Spl Tax No. 3 Cascades
          Business Pk ...........................................   6.400    09/01/22      1,547,175
  4,500   Millbrae, CA Residential Fac Rev Magnolia of Millbrae
          Proj Ser A ............................................   7.375    09/01/27      4,662,855
  1,000   Moreno Vly, CA Spl Tax Towngate Cmnty Fac Dist 87-1 ...   7.125    10/01/23      1,057,640
  1,530   Norco, CA Swr & Wtr Rev Rfdg ..........................   7.200    10/01/19      1,699,601
  1,000   Oceanside, CA Mobile Home Pk Fin Auth Rev .............   5.800    03/01/28      1,003,190
  2,000   Perris, CA Pub Fin Auth Loc Agy Rev Ser D .............   7.875    09/01/25      2,255,120
  1,500   Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2 ...   8.250    09/01/19      1,689,360
    100   Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No 88-2 ...   8.000    09/01/20        111,023
  3,000   Reedley, CA Ctfs Partn ................................   7.500    10/01/26      3,265,140
  3,105   Richmond, CA Redev Agy Multi-Family Rev Ser A .........   7.500    09/01/23      3,157,847
  7,500   Riverside Cnty, CA Air Force Vlg West Inc Ser A Rfdg ..   8.125    06/15/20      8,218,050
  2,000   Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A ...   6.700    09/01/17      2,095,340
  2,000   Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1 Ser A ...   6.750    09/01/27      2,087,780
  3,000   San Bernardino, CA Hosp Rev San Bernardino Cmnty
          Hosp Rfdg .............................................   7.875    12/01/19      3,150,000
  1,900   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys Inc .....   8.375    07/01/29      2,097,030
  3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B Rfdg ....   7.500    09/01/16      3,129,930
  1,000   Santa Rosa, CA Impt Bond Act 1915 Fountaingrove Pkwy
          Extension Assmt .......................................   7.625    09/02/19      1,034,310
  1,835   Stockton, CA Cmnty Facs Dist Spl Tax(a) ...............   6.000    09/01/24      1,845,258
    800   Vista, CA Mobile Home Pk Rev Estrella De Oro Mobile
          Home Ser A ............................................   5.875    02/01/28        799,696
                                                                                        ------------
                                                                                          86,287,673
                                                                                        ------------


                                      12       See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                           May 31, 1998 (Unaudited)

============================================================================================================
Par
Amount
(000)          Description                                                Coupon    Maturity    Market Value
------------------------------------------------------------------------------------------------------------
               Colorado 4.3%
 $ 1,000       Arrowhead Metro Dist CO (Prerefunded @ 12/01/02).......    8.125%    12/01/11    $  1,181,850
   1,060       Berry Creek Metro Dist CO Rfdg.........................    7.300     12/01/12       1,145,966
   2,400       Bowles Metro Dist CO...................................    7.750     12/01/15       2,549,592
   2,250       Colorado Hlth Fac Auth Rev Baptist Home
               Assn Ser A.............................................    6.375     08/15/24       2,360,047
   1,300       Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
               Terrace Ser A..........................................    6.800     07/01/09       1,359,137
   3,250       Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
               Terrace Ser A..........................................    7.250     07/01/22       3,376,425
   1,500       Colorado Hlth Fac Auth Rev Christian Living
               Campus Proj............................................    9.000     01/01/25       1,771,155
   2,000       Colorado Hlth Fac Auth Rev Shalom Pk
               Proj Rfdg & Impt.......................................    7.250     12/15/25       2,093,960
   1,250       Cordillera Metro Dist CO Eagle Cnty....................    8.250     12/01/13       1,422,987
   3,000       Cottonwood Wtr & Sanitation Dist CO Ser A Rfdg.........    7.750     12/01/20       3,228,540
   1,055       Denver, CO City & Cnty Indl Dev Rev Jewish
               Cmnty Cent Proj........................................    7.375     03/01/09       1,189,091
   1,130       Denver, CO City & Cnty Indl Dev Rev Jewish
               Cmnty Cent Proj........................................    7.500     03/01/14       1,260,764
     815       Denver, CO City & Cnty Indl Dev Rev Jewish
               Cmnty Cent Proj........................................    7.875     03/01/19         915,628
   1,885       Denver, CO City & Cnty Single Family Mtg Rev
               Ser A (GNMA Collateralized)............................    8.125     12/01/20       1,937,950
   1,855       Denver, CO Urban Renewal Auth Tax Increment Rev
               South Bdwy/Montgomery Ward.............................    8.500     05/01/16       2,076,283
   2,000       Eagle Cnty, CO Air Term Corp Rev Arpt Term Proj........    7.500     05/01/21       2,187,460
   1,000       Eaglebend, CO Affordable Hsg Corp Multi-Family
               Rev Hsg Proj...........................................    6.200     07/01/12       1,031,490
   1,735       Eaglebend, CO Affordable Hsg Corp Multi-Family
               Rev Hsg Proj...........................................    6.400     07/01/17       1,796,176
   1,500       Eaglebend, CO Affordable Hsg Corp Multi-Family
               Rev Hsg Proj...........................................    6.450     07/01/21       1,558,920
   4,000       Fairlake Metro Dist City & Cnty of Denver, CO..........    9.625     12/01/10       4,563,040
   2,500       Hyland Hills, CO Metro Pk & Rec Dist Spl
               Rev Ser A (Prerefunded @ 12/15/02).....................    8.625     12/15/12       3,001,000

                                       13      See Notes to Financial Statements

                     Portfolio of Investments (Continued)

                           May 31, 1998 (Unaudited)

=================================================================================================================
Par
Amount
(000)          Description                                               Coupon       Maturity       Market Value
-----------------------------------------------------------------------------------------------------------------
               Colorado  (Continued)
$   4,000      Lafayette, CO Indl Dev Rev Rocky Medium Term Nt
               Instr Proj A........................................      7.000%       10/01/18       $  4,013,880
    1,000      Landmark Metro Dist CO (Prerefunded @ 06/01/00).....      8.750        12/01/05          1,065,110
    3,000      Mountain Vlg Metro Dist CO San Miguel Cnty
               Rfdg (Prerefunded @ 12/01/98).......................     11.000        12/01/07          3,167,880
    4,300      Northern Metro Dist CO Adams Cnty Rfdg..............      6.500        12/01/16          4,544,584
      500      Panorama Metro Dist CO Ser B Rfdg
               (Prerefunded @ 12/01/99)............................      9.000        12/01/09            542,385
      147      Skyland Metro Dist CO Gunnison Cnty Rfdg
               (Var Rate Cpn)......................................      4.000        12/01/08            104,835
      750      Snowmass Vlg, CO Multi-Family Hsg
               Rev Ser A Rfdg......................................      8.000        09/01/14            786,038
      660      Superior, CO Metro Dist No 2 Ser A Rfdg.............      7.250        12/01/02            695,495
      840      Superior, CO Metro Dist No 2 Ser A Rfdg.............      7.750        12/01/13            918,943
    2,000      Telluride, CO Hsg Auth Hsg Rev Shandoka
               Apts Proj Rfdg......................................      7.875        06/01/17          2,128,500
                                                                                                     ------------
                                                                                                       59,975,111
                                                                                                     ------------
               Connecticut  2.5%
    1,000      Connecticut St Dev Auth Mystic Marinelife Aquar
               Proj A..............................................      7.000        12/01/27          1,072,950
    2,275      Connecticut St Dev Auth First Mtg Gross Rev
               Hlthcare Proj CT Baptist Homes Inc Proj.............      8.750        09/01/12          2,551,799
    1,500      Connecticut St Dev Auth First Mtg Gross Rev
               Hlthcare Proj CT Baptist Homes Inc Proj.............      9.000        09/01/22          1,696,425
    1,325      Connecticut St Dev Auth Hlthcare Rev Indpt
               Living Proj Ser B...................................      8.000        07/01/17          1,454,956
    1,885      Connecticut St Dev Auth Hlthcare Rev Jerome
               Home Proj (Prerefunded @ 11/01/99)..................      8.000        11/01/19          2,026,375
    2,000      Connecticut St Hlth & Edl Fac Auth Rev..............      6.875        07/01/27          2,154,960
    2,500      Connecticut St Hlth & Edl Fac Auth Rev Tolland
               Cnty Hlthcare Inc Ser A.............................      9.200        07/01/21          2,808,075
      300      Connecticut St Hlth & Edl Facs Auth Rev.............      6.875        07/01/17            323,244
    2,760      Connecticut St Hsg Fin Auth.........................      5.850        11/15/28          2,872,222
    5,000      Greenwich, CT Hsg Auth Multi-Family Rev Hsg
               Greenwich Close Ser A...............................      6.350        09/01/27          5,102,450

                                      14       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

=================================================================================================================
Par
Amount
(000)        Description                                                Coupon        Maturity     Market Value
-----------------------------------------------------------------------------------------------------------------
             Connecticut  (Continued)
$  1,720     Greenwich, CT Hsg Auth Multi-Family Rev Hsg
             Greenwich Close Ser B...................................     7.500%      09/01/27     $  1,728,531

   1,465     Manchester, CT Redev Agy Multi-Family Mtg Rev
             Bennet Hsg Dev Rfdg.....................................     7.200       12/01/18        1,575,417

   5,000     Mashantucket Western Pequot Tribe CT Spl Rev
             Ser B, 144-A(e).........................................     5.750       09/01/27        5,078,200

   1,365     New Haven, CT Fac Rev Easter Seal Goodwill
             Rehab Proj..............................................     8.875       04/01/16        1,291,372

   2,335     New Haven, CT Indl Fac Rev Adj Govt Cent
             Thermal Energies........................................     7.250       07/01/09        2,351,859
                                                                                                   ------------
                                                                                                     34,088,835
                                                                                                   ------------

             Delaware  0.6%
   2,380     Delaware St Econ Dev Auth Indl Dev Rev First Mtg
             Dover Hlthcare Rfdg.....................................     7.875       04/01/08        2,601,530

     400     Delaware St Econ Dev Auth Rev First Mtg Gilpin
             Hall Proj...............................................     7.375       07/01/15          433,712

   2,800     Delaware St Econ Dev Auth Rev First Mtg Gilpin
             Hall Proj...............................................     7.625       07/01/25        3,053,764

     955     Delaware St Econ Dev Auth Rev Osteopathic Hosp
             Assn of DE Ser A (Prerefunded @ 07/01/04)...............     9.500       01/01/22        1,213,490

     300     Wilmington, DE Hosp Rev Osteopathic Hosp Assn of
             DE/Riverside Hosp Ser A (Prerefunded @ 10/01/98)........    10.000       10/01/03          312,225

     500     Wilmington, DE Hosp Rev Osteopathic Hosp Assn of
             DE/Riverside Hosp Ser A (Prerefunded @ 10/01/98)........    10.200       10/01/18          520,640
                                                                                                   ------------
                                                                                                      8,135,361
                                                                                                   ------------

             District of Columbia  0.3%
   3,500     District of Columbia Rev Natl Pub Radio Ser A...........     7.700       01/01/23        3,840,445
                                                                                                   ------------

             Florida  8.3%
   1,000     Atlantic Beach, FL Rev Fleet Landing Proj Ser
             A Rfdg & Impt...........................................     7.500       10/01/02        1,047,520

   2,085     Atlantic Beach, FL Rev Fleet Landing Proj Ser
             A Rfdg & Impt...........................................     7.875       10/01/08        2,367,726

   1,500     Bay Cnty, FL Hosp Sys Rev Bay Med Cent
             Proj Rfdg (Prerefunded @ 10/01/04)......................     8.000       10/01/12        1,787,220

                                       15      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

===============================================================================

Par
Amount
(000)          Description                                                Coupon        Maturity      Market Value
------------------------------------------------------------------------------------------------------------------
               Florida  (Continued)
$   500        Bay Cnty, FL Hosp Sys Rev Bay Med Cent
               Proj Rfdg (Prerefunded @ 10/01/04)..................       8.000%        10/01/19      $    611,950
  1,980        Bayside Impt Cmnty Dev Dist FL Ser A................       6.300         05/01/18         1,985,643
    585        Bayside Impt Cmnty Dev Dist FL Ser B................       6.375         05/01/18           586,656
  1,170        Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev........       6.750         05/01/04         1,183,244
  1,300        Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev........       7.500         05/01/19         1,335,737
  3,335        Boca Raton, FL Hsg Auth Mtg Hsg Rev First Lien
               Banyan Place Sr Living A............................       7.150         04/01/31         3,432,449
    910        Boca Raton, FL Hsg Auth Mtg Hsg Rev Second Lien
               Banyan Place Sr Living B............................       8.700         10/01/32           944,371
  1,330        Brevard Cnty, FL Hlth Fac Auth Rev Courtenay
               Springs Vlg Rfdg....................................       7.375         11/15/04         1,445,298
  2,200        Brevard Cnty, FL Hlth Fac Auth Rev Courtenay
               Springs Vlg Rfdg....................................       7.750         11/15/17         2,433,662
    160        Charlotte Cnty, FL Indl Dev Auth Rev Beverly
               Enterprises Rfdg....................................      10.000         06/01/11           181,928
  1,410        Collier Cnty, FL Indl Dev Auth Retirement
               Rental Hsg Rev......................................      10.750         03/01/03         1,616,170
  1,000        Dade Cnty, FL Hsg Fin Auth Multi-Family
               Mtg Rev.............................................       6.000         11/01/32         1,027,420
  4,350        Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev...........       7.625         05/01/18         4,687,603
    835        Fort Walton Beach, FL Indl Dev Rev First Mtg
               Fort Walton Beach Venture Proj......................      10.500         12/01/16           870,980
  1,000        Heritage Harbor Cmnty Dev Dist FL Rev Rec...........       7.750         05/01/19           995,810
  1,000        Heritage Harbor Cmnty Dev Dist FL Rev Spl
               Assmt Ser A.........................................       6.700         05/01/19           998,250
  1,000        Heritage Harbor Cmnty Dev Dist FL Rev Spl
               Assmt Ser B.........................................       6.000         05/01/03           994,200
  1,070        Hernando Cnty, FL Indl Dev Rev Beverly
               Enterprises Rfdg....................................      10.000         09/01/11         1,226,156
  3,000        Hialeah Gardens, FL Indl Dev Rev Waterford
               Convalescent Ser A Rfdg.............................       8.250         12/01/14         3,320,700
  1,500        Homestead, FL Indl Dev Rev Brookwood Gardens
               Cent Proj Ser A Rfdg................................       8.250         12/01/14         1,660,350
  1,300        Lake Bernadette, FL Cmnty Dev Dist Spl
               Assmt Rev Ser A.....................................       8.000         05/01/17         1,388,985


                                                                                See Notes to Financial Statements

                                      16

                           May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)     Description                                               Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Florida  (Continued)
$ 2,445   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt Rev ...   7.875%   05/01/17   $  2,616,101
  2,000   Largo, FL Sun Coast Hlth Sys Hosp .....................   6.200    03/01/13      2,026,760
    730   Lee Cnty, FL Indl Dev Auth Econ Rev Encore Nursing
          Cent Partner Rfdg .....................................   8.125    12/01/07        810,848
  2,000   Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev ...........   6.250    10/01/17      2,086,500
  1,500   Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev ...........   6.375    10/01/25      1,579,080
  5,000   Leon Cnty, FL Edl Facs Auth Rev Southgate Residence
          Hall Ser A Rfdg .......................................   6.750    09/01/28      5,037,600
  1,300   Marion Cnty, FL Indl Dev Auth Rev Midland Ross Corp
          Proj ..................................................  11.875    08/01/11      1,313,260
  4,055   Mount Dora, FL Hlth Fac Auth Hlth Rev .................   7.125    08/15/21      4,220,241
  2,515   North Miami, FL Hlthcare Fac Rev Imperial Club Proj
          Ser A .................................................   9.250    01/01/13      2,879,524
  2,000   North Springs, FL Impt Dist Spl Assmt Rev .............   6.250    05/01/05      2,039,080
  1,000   North Springs, FL Impt Dist Spl Assmt Rev .............   7.000    05/01/19      1,046,570
  3,000   Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt
          Unit Dev ..............................................   7.200    08/01/16      3,274,080
  2,500   Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl & Impt
          Unit Dev ..............................................   7.300    08/01/27      2,742,325
    440   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando
          Lutheran Twr Rfdg .....................................   8.125    07/01/06        489,804
  2,035   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando
          Lutheran Twr Rfdg .....................................   8.400    07/01/14      2,364,873
  1,325   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando
          Lutheran Twr Rfdg .....................................   8.625    07/01/20      1,561,393
  1,250   Orange Cnty, FL Hlth Fac Auth Rev First Mtg Orlando
          Lutheran Twr Rfdg .....................................   8.750    07/01/26      1,480,212
  2,550   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg
          Hands Inc Proj Ser A ..................................   7.875    10/01/15      2,813,542
  2,035   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev Mtg
          Hands Inc Proj Ser A ..................................   8.000    10/01/25      2,260,071
  2,385   Orange Cnty, FL Hsg Fin Auth Hsg Alhambra Trace Apts
          Proj C ................................................   7.375    04/01/28      2,393,991
    435   Orange Cnty, FL Indl Dev Auth Rev Beverly Enterprises
          Proj Rfdg .............................................   9.250    08/01/10        487,996



                                      17       See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

============================================================================================================
Par
Amount
(000)          Description                                            Coupon       Maturity     Market Value
------------------------------------------------------------------------------------------------------------
               Florida  (Continued)
$   3,000      Overoaks, FL Cmnty Dev Dist Cap Impt Rev...........    8.250%       05/01/17     $  3,110,610

    3,000      Pinellas Cnty, FL Edl Fac Auth Rev College
               Harbor Proj Ser A..................................    8.250        12/01/21        3,230,280

    1,000      Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser A.......    7.250        05/01/19        1,027,310

    1,295      Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser B.......    6.500        05/01/02        1,294,249

    1,370      Plantation, FL Hlth Fac Auth Rev Covenant
               Retirement Cmnty Inc (Prerefunded @ 12/01/02)......    7.625        12/01/12        1,581,980

      750      Plantation, FL Hlth Fac Auth Rev Covenant
               Retirement Cmnty Inc Rfdg
               (Prerefunded @ 12/01/02)...........................    7.750        12/01/22          869,858

    1,000      Saint John's Cnty, FL Indl Dev Auth Hlthcare
               Rev Bayview Proj Ser A.............................    7.100        10/01/16        1,085,520

    2,000      Saint John's Cnty, FL Indl Dev Auth Hlthcare
               Rev Bayview Proj Ser A.............................    7.100        10/01/26        2,175,180

      250      Santa Rosa Cnty, FL Indl Dev Auth Rev First Mtg
               Sandy Ridge Care Cent..............................   10.500        04/01/16          253,708

    1,000      Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
               Manatee Jewish Rfdg................................    7.000        07/01/16        1,078,720

    2,300      Tamarac, FL Indl Dev Rev Sun Belt
               Precision Prods Inc................................    6.500        08/01/17        2,366,907

    1,735      Tampa Palms, FL Open Space & Transn Cmnty
               Dev Dist Rev Cap Impt Area 7 Proj..................    8.500        05/01/17        1,919,083

    2,200      Tampa Palms, FL Open Space & Transn Cmnty
               Dev Dist Rev Cap Impt Area 7 Proj..................    7.500        05/01/18        2,327,798

      710      Volusia Cnty, FL Indl Dev Auth Bishops Glen
               Proj Rfdg..........................................    7.125        11/01/06          762,647

    1,835      Volusia Cnty, FL Indl Dev Auth Bishops Glen
               Proj Rfdg..........................................    7.500        11/01/16        2,012,775

    2,000      Volusia Cnty, FL Indl Dev Auth Bishops Glen
               Proj Rfdg..........................................    7.625        11/01/26        2,223,940

    1,735      Westchase East Cmnty, FL Dev Dist Cap Impt Rev.....    7.500        05/01/17        1,840,870

    1,965      Westchase East Cmnty, FL Dev Dist Cap Impt Rev.....    7.300        05/01/18        2,084,217
                                                                                                ------------
                                                                                                 114,899,531
                                                                                                ------------

                                      18      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

===========================================================================================================
Par
Amount
(000)          Description                                               Coupon    Maturity    Market Value
-----------------------------------------------------------------------------------------------------------
               Georgia 1.4%
 $ 1,640       Athens Clarke Cnty, GA Residential Care Fac For
               The Elderly Auth Rev.....................................  6.350%    10/01/17    $ 1,684,526
   1,720       Athens Clarke Cnty, GA Residential Care Fac For
               The Elderly Auth Rev.....................................  6.375     10/01/27      1,761,813
   3,000       Atlanta, GA Urban Residential Fin Auth Multi-Family
               Hsg Renaissance on Peachtree Apts Proj Ser 85............  8.500     04/01/26      3,159,420
     375       Coweta Cnty, GA Residential Care Fac For The Elderly
               Auth Rev First Lien Wesley Woods Ser A...................  7.625     10/01/06        422,741
   1,500       Coweta Cnty, GA Residential Care Fac For The Elderly
               Auth Rev First Lien Wesley Woods Ser A...................  8.200     10/01/16      1,744,035
   1,500       Coweta Cnty, GA Residential Care Fac For The Elderly
               Auth Rev First Lien Wesley Woods Ser A...................  8.250     10/01/26      1,748,925
   1,000       Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev............  6.375     02/01/08      1,002,030
   4,000       Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev............  6.500     02/01/28      4,012,520
     300       Richmond Cnty, GA Dev Auth Nursing Home Rev
               Beverly Enterprises GA Proj Rfdg.........................  8.750     06/01/11        337,755
   3,000       Rockdale Cnty, GA Dev Auth Solid Waste Disp
               Visy Paper Inc Proj......................................  7.500     01/01/26      3,264,660
                                                                                                -----------
                                                                                                 19,138,425
                                                                                                -----------
               Hawaii 0.1%
     870       Hawaii Cnty, HI Impt Dist No 17 Spl Assmt
               Kaloko Subdivision.......................................  9.500     08/01/11        941,862
                                                                                                -----------
               Illinois 7.6%
   1,475       Bedford Park, IL Tax Increment Rev 71st &
               Cicero Proj Rfdg.........................................  7.375     01/01/12      1,602,528
   1,475       Bedford Park, IL Tax Increment Rev Mark IV
               Proj (Prerefunded @ 03/01/02)............................  9.750     03/01/12      1,762,359
     960       Bedford Park, IL Tax Increment Rev Sr Lien
               Bedford City Sq Proj.....................................  9.250     02/01/12      1,107,408
   2,910       Broadview, IL Tax Increment Rev Sr Lien..................  8.250     07/01/13      3,316,090
     250       Carol Stream, IL First Mtg Rev Windsor Park
               Manor Proj...............................................  7.000     12/01/13        270,778
   2,000       Carol Stream, IL First Mtg Rev Windsor Park
               Manor Proj...............................................  7.200     12/01/14      2,181,040

                                       19      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                             Coupon         Maturity        Market Value
------------------------------------------------------------------------------------------------------------------
               Illinois  (Continued)
$  1,000       Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
               Airls Inc Proj Rfdg.................................     8.200%        12/01/24        $  1,196,230
     540       Chicago, IL O'Hare Intl Arpt Spl Fac Rev American
               Airls Inc Proj Ser A................................     7.875         11/01/25             587,077
   3,500       Chicago, IL O'Hare Intl Arpt Spl Fac Rev
               United Airls Inc....................................     8.500         05/01/18           3,800,475
   1,500       Chicago, IL Tax Increment...........................     7.250         01/01/14           1,624,110
   3,000       Crestwood, IL Tax Increment Rev Rfdg................     7.250         12/01/08           3,232,500
     500       Hodgkins, IL Tax Increment..........................     9.500         12/01/09             592,690
   4,000       Hodgkins, IL Tax Increment Ser A Rfdg...............     7.625         12/01/13           4,446,720
   3,500       Huntley, IL Increment Alloc Rev Huntley
               Redev Proj Ser A....................................     8.500         12/01/15           4,097,905
   2,450       Huntley, IL Spl Svc Area Number 6...................     6.750         02/01/25           2,473,324
   2,470       Illinois Dev Fin Auth Hlth Fac Rev Cmnty
               Living Options......................................     7.125         03/01/10           2,718,828
     605       Illinois Dev Fin Auth Rev Cmnty Fac Clinic
               Altgeld Proj........................................     8.000         11/15/06             683,493
   1,405       Illinois Dev Fin Auth Rev Cmnty Fac
               Clinic Altgeld Proj.................................     8.000         11/15/16           1,566,561
   2,000       Illinois Dev Fin Auth Rev Debt Restructure-
               East Saint Louis....................................     7.375         11/15/11           2,270,700
   4,000       Illinois Edl Fac Auth Rev Peace Mem
               Ministries Proj.....................................     7.500         08/15/26           4,296,120
   1,500       Illinois Edl Facs Auth Rev Lifelink Corp
               Oblig Group Rfdg....................................     5.850         02/15/20           1,504,740
   4,295       Illinois Edl Facs Auth Rev Lifelink Corp
               Oblig Group Rfdg....................................     5.700         02/15/24           4,198,277
   1,700       Illinois Hlth Facs Auth Rev Bohemian
               Tabor Hills Ser B Rfdg..............................     5.900         11/15/24           1,710,132
     240       Illinois Hlth Fac Auth Rev Fairview Oblig
               Group Ser A.........................................     7.125         08/15/17             267,946
   4,000       Illinois Hlth Fac Auth Rev Victory Hlth
               Svcs Ser A..........................................     5.750         08/15/27           4,110,000
   1,475       Illinois Hlth Fac Auth Rev Covenant
               Retirement Cmntys Ser A.............................     7.600         12/01/12           1,663,092

                                      20      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

========================================================================================================
Par
Amount
(000)        Description                                           Coupon      Maturity     Market Value
--------------------------------------------------------------------------------------------------------
             Illinois (Continued)
$  3,000     Illinois Hlth Fac Auth Rev Fairview Oblig Group
             Ser A Rfdg..........................................   7.400%     08/15/23     $  3,392,520
     490     Illinois Hlth Fac Auth Rev Hinsdale Ser C...........   9.500      11/15/19          574,064
   1,700     Illinois Hlth Fac Auth Rev Lifelink Corp
             Oblig Group Ser B (Prerefunded @ 02/15/05)..........   8.000      02/15/25        2,057,085
   4,000     Illinois Hlth Fac Auth Rev Lutheran Home &
             Svcs Proj Ser A.....................................   7.500      08/15/26        4,386,720
   1,250     Illinois Hlth Fac Auth Rev Saint Elizabeth's
             Hosp Rfdg (Prerefunded @ 07/01/04)..................   7.625      07/01/10        1,489,438
   1,500     Illinois Hlth Fac Auth Rev Saint Elizabeth's
             Hosp Rfdg (Prerefunded @ 07/01/04)..................   7.750      07/01/16        1,797,270
   1,265     Jackson Park Hosp Fndtn Chicago, IL
             Jackson Park Hosp...................................   9.000      03/01/05        1,239,700
   3,215     Loves Park, IL First Mtg Rev Hoosier Care
             Proj Ser A..........................................   9.750      08/01/19        3,413,623
   2,275     Mill Creek Wtr Reclamation Dist IL Sewage Rev.......   8.000      03/01/10        2,600,825
   1,375     Mill Creek Wtr Reclamation Dist IL Wtrwks Rev.......   8.000      03/01/10        1,571,927
   2,480     Palatine, IL Tax Increment Rev Rand/Dundee
             Cent Proj...........................................   7.750      01/01/17        2,630,958
     765     Peoria, IL Spl Tax Weaverridge Spl Svc Area.........   7.625      02/01/08          833,261
   2,050     Peoria, IL Spl Tax Weaverridge Spl Svc Area.........   8.050      02/01/17        2,265,680
   6,600     Robbins, IL Res Recov Rev...........................   8.375      10/15/16        6,895,218
   1,610     Round Lake Beach, IL Tax Increment Rev Rfdg.........   7.200      12/01/04        1,767,571
   2,500     Round Lake Beach, IL Tax Increment Rev Rfdg.........   7.500      12/01/13        2,736,225
   2,950     Saint Charles, IL Indl Dev Rev Tri-City Cent Proj...   7.500      11/01/13        3,128,062
   3,965     Saint Charles, IL Multi-Family Hsg Rev Bonds
             Wessel Court Proj...................................   7.600      04/01/24        4,119,080
     500     Sherman, IL Rev First Mtg Villa Hlthcare Ser A......   8.250      10/01/14          529,095
     500     Sherman, IL Rev First Mtg Villa Hlthcare Ser A......   8.500      10/01/24          530,680
                                                                                            ------------
                                                                                             105,240,125
                                                                                            ------------

                                       21      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)
===============================================================================

Par
Amount
(000)    Description                                          Coupon     Maturity    Market Value
-------------------------------------------------------------------------------------------------
         Indiana  1.8%
$  485   Carmel, IN Retirement Rental Hsg Rev Beverly
         Enterprises Inc Proj Rfdg..........................  8.750%     12/01/08    $  550,562
 1,100   Crawfordsville, IN Redev Comm Dist Tax
         Increment Rev......................................  7.350      02/01/17     1,133,033
 1,465   Delaware Cnty, IN Redev Dist Tax Increment Rev.....  6.875      02/01/18     1,498,929
 3,000   Indiana Dev Fin Auth Indl Dev Rev Unr-Rohn
         Inc Proj...........................................  7.500      03/01/11     3,136,684
 1,000   Indiana Hlth Fac Auth Cmnty Hartsfield
         Vlg Proj Ser A.....................................  6.250      08/15/14     1,024,910
 2,000   Indiana Hlth Fac Auth Cmnty Hartsfield
         Vlg Proj Ser A.....................................  6.375      08/15/27     2,054,960
 1,500   Indiana Hlth Fac Auth Saint Anthony Home...........  7.000      05/15/17     1,565,445
 1,000   Indiana Hlth Fac Auth Saint Anthony Home...........  7.250      05/15/24     1,051,040
   175   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/10        68,423
   135   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/11        49,122
   130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/12        43,616
   130   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/13        40,440
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/14        36,021
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/15        33,399
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment Rev.      *      12/30/16        30,939
   560   Valparaiso, IN Econ Dev Rev First Mtg Whispering
         Pines Cent.........................................  7.300      01/01/02       561,221
   980   Valparaiso, IN Econ Dev Rev First Mtg Whispering
         Pines Cent.........................................  7.500      01/01/07       984,322
 1,405   Valparaiso, IN Econ Dev Rev First Mtg Whispering
         Pines Cent.........................................  7.750      01/01/12     1,411,042
 2,045   Valparaiso, IN Econ Dev Rev First Mtg Whispering
         Pines Cent.........................................  8.000      01/01/17     2,053,691
 3,250   Valparaiso, IN Econ Dev Rev First Mtg Whispering
         Pines Cent Rfdg (Prerefunded @ 01/01/00)...........  9.500      01/01/07     3,580,168
   400   Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med
         Cent Inc Rfdg......................................  8.500      04/15/03       451,312
 3,600   Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med
         Cent Inc Rfdg......................................  8.750      04/15/12     4,183,056
                                                                                    -----------
                                                                                     25,542,335
                                                                                    -----------

                                       22      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)
===============================================================================

Par
Amount
(000)    Description                                      Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------
         Iowa 0.2%
$ 2,770  Iowa Fin Auth Multi-Family Rev Hsg Park
         West Proj Rfdg.................................  8.000%   10/01/23  $  2,865,150
                                                                             ------------
         Kansas  0.9%
  1,000  Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser A.  8.000    07/01/16     1,096,640
  2,000  Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Ser B.  6.250    05/15/26     2,116,280
  3,000  Manhattan, KS Coml Dev Rev Holiday Inn
         Sr Ser A Rfdg..................................  8.000    07/01/16     3,229,110
  1,500  Newton, KS Hosp Rev Newton Hlthcare Corp
         Ser A (Prerefunded @ 11/15/04).................  7.375    11/15/14     1,778,220
  1,000  Newton, KS Hosp Rev Newton Hlthcare Corp
         Ser A (Prerefunded @ 11/15/04).................  7.750    11/15/24     1,206,420
  3,125  Shawnee Cnty, KS Rev Rfdg United Methodist
         Homes Inc A....................................  6.125    11/15/19     3,244,875
                                                                             ------------
                                                                               12,671,545
                                                                             ------------
         Kentucky  0.3%
  1,195  Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj Ser A...............................  8.100    12/01/15     1,276,129
  1,000  Kentucky Econ Dev Fin Auth Hosp Sys Rev........  5.800    10/01/12     1,045,080
  1,500  Kentucky Econ Dev Fin Auth Hosp Sys Rev........  5.850    10/01/17     1,538,535
                                                                             ------------
                                                                                3,859,744
                                                                             ------------
          Louisiana  2.0%
   4,700  Hodge, LA Util Rev............................  9.000    03/01/10     5,053,205
   1,335  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev.  7.500    05/26/06     1,436,540
   2,000  Iberia Parish, LA Hosp Svc Dist No 1 Hosp Rev.  8.000    05/26/16     2,210,140
   4,000  Lake Charles, LA Harbor & Terminal Dist Port
          Fac Rev Trunkline Lng Co Rfdg.................  7.750    08/15/22     4,584,400
     200  Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A..............................  7.200    01/01/06       199,360
   4,675  Louisiana Hsg Fin Agy Rev Multi-Family Hsg
          Plantation Ser A..............................  7.125    01/01/28     4,637,553
     635  Louisiana Pub Fac Auth Rev Indl Dev Beverly
          Enterprises Inc Rfdg..........................  8.250    09/01/08       705,682

                                       23      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)     Description                                               Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Louisiana (Continued)
$ 1,650   Port New Orleans, LA Indl Dev Rev Avondale Inds Inc
          Proj Rfdg .............................................   8.250%   06/01/04   $  1,822,937
  3,000   Port New Orleans, LA Indl Dev Rev Continental Grain Co
          Proj Rfdg .............................................   7.500    07/01/13      3,386,310
  2,500   Saint James Parish, LA Solid Waste Disp Rev Kaiser
          Alum Proj .............................................   7.750    08/01/22      2,784,125
    500   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States
          Util Co Proj Ser A ....................................   7.500    05/01/15        559,500
  1,000   West Feliciana Parish, LA Pollutn Ctl Rev Gulf States
          Util Co Proj Ser B ....................................   9.000    05/01/15      1,104,640
                                                                                        ------------
                                                                                          28,484,392
                                                                                        ------------
          Maine 0.4%
  3,200   Maine Fin Auth Solid Waste Disposal Rev Boise Cascade
          Corp Proj .............................................   7.900    06/01/15      3,438,880
  1,500   Maine Vets Homes ME Rev ...............................   7.750    10/01/20      1,702,980
                                                                                        ------------
                                                                                           5,141,860
                                                                                        ------------
          Maryland 1.1%
  1,750   Baltimore Cnty, MD Nursing Fac Eastpoint Rehab &
          Nursing Cent Ser A ....................................   6.750    04/01/28      1,740,882
  2,000   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel
          Corp Proj Ser A Rfdg ..................................   7.550    06/01/17      2,220,740
  2,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem Steel
          Corp Proj Ser B Rfdg ..................................   7.500    06/01/15      2,803,225
  2,000   Calvert Cnty, MD Econ Dev Rev Asbury-Solomons Island
          Fac Proj (Prerefunded @ 01/01/05) .....................   8.375    01/01/15      2,482,320
    750   Frederick Cnty, MD Retirement Cmnty Rev ...............   6.000    01/01/24        762,293
  2,000   Maryland St Energy Fin Admin Ltd Oblig Rev
          Cogeneration AES Warrior Run ..........................   7.400    09/01/19      2,219,400
  3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt Woodview
          Ser A .................................................   8.000    07/01/26      3,219,570
                                                                                        ------------
                                                                                          15,448,430
                                                                                        ------------

                                      24       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)     Description                                               Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Massachusetts 8.4%
$ 1,480   Massachusetts St Hlth & Edl Fac Auth Rev Indpt Living
          Ser A .................................................   8.100%   07/01/18   $  1,650,866
  3,000   Massachusetts St Hlth & Edl Fac Auth Rev Milford-
          Whitinsville Regl Hosp Ser B (Prerefunded @ 07/15/02) .   7.750    07/15/17      3,450,720
  1,000   Massachusetts St Hlth & Edl Fac Auth Rev Norwood Hosp
          Ser E .................................................   8.000    07/01/12      1,021,340
    745   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's
          Hosp Ser A ............................................   9.250    07/01/05        747,563
  2,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint Anne's
          Hosp Ser A ............................................   9.375    07/01/14      2,007,080
    500   Massachusetts St Hlth & Edl Facs Auth Rev .............   5.375    07/15/28        490,600
  2,000   Massachusetts St Indl Fin Agy Assisted Living Fac Rev .   8.000    09/01/27      2,088,680
  2,000   Massachusetts St Indl Fin Agy Assisted Living Fac Rev .   7.500    12/01/27      2,035,700
  2,750   Massachusetts St Indl Fin Agy Hillcrest Edl Cent Inc
          Proj ..................................................   8.450    07/01/18      3,184,198
  4,000   Massachusetts St Indl Fin Agy Hlthcare Fac Rev Metro
          Hlth Fndtn Inc Proj A .................................   6.750    12/01/27      4,254,360
    875   Massachusetts St Indl Fin Agy Indl Rev Beverly
          Enterprises Inc/Gloucester & Lexington Proj Rfdg ......   8.000    05/01/02        918,103
    800   Massachusetts St Indl Fin Agy Indl Rev Beverly
          Enterprises Rfdg ......................................   8.375    05/01/09        888,016
  1,000   Massachusetts St Indl Fin Agy Indl Rev First Hlthcare
          Corp Proj Ser A Rfdg ..................................   7.625    04/01/13      1,037,230
  1,175   Massachusetts St Indl Fin Agy Rev HMEA Issue ..........   7.000    09/01/12      1,207,994
  2,600   Massachusetts St Indl Fin Agy Rev Montserrat College
          Art Issue Ser A .......................................   7.000    12/01/27      2,618,512
    920   Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn
          Issue .................................................   7.000    09/01/12        946,864
    595   Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn
          Issue .................................................   7.150    09/01/17        611,440
  2,020   Massachusetts St Indl Fin Agy Rev Seven Hills Fndtn
          Issue .................................................   7.250    09/01/27      2,077,105


                                      25       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                              Coupon        Maturity        Market Value
------------------------------------------------------------------------------------------------------------------
               Massachusetts (Continued)
$   2,000      Massachusetts St Indl Fin Agy Rev Sr
               Living Fac Forge Hill Proj..........................     6.750%        04/01/30        $  1,924,020
      500      Massachusetts St Indl Fin Agy Rev Atlantic Med
               Cent Ser B..........................................    10.125         11/01/14             538,255
    3,490      Massachusetts St Indl Fin Agy Rev Boston
               Architectural Cent Proj.............................     8.500         08/01/19           3,690,570
      500      Massachusetts St Indl Fin Agy Rev Dimmock
               Cmnty Hlth Cent.....................................     8.000         12/01/06             568,715
    1,000      Massachusetts St Indl Fin Agy Rev Dimmock
               Cmnty Hlth Cent.....................................     8.375         12/01/13           1,177,710
    3,000      Massachusetts St Indl Fin Agy Rev Dimmock
               Cmnty Hlth Cent.....................................     8.500         12/01/20           3,548,580
    2,555      Massachusetts St Indl Fin Agy Rev East Boston
               Neighborhood Proj...................................     7.500         07/01/16           2,698,514
    2,560      Massachusetts St Indl Fin Agy Rev East Boston
               Neighborhood Proj...................................     7.625         07/01/26           2,687,002
    7,000      Massachusetts St Indl Fin Agy Rev Emerson
               College Issue Ser A.................................     8.900         01/01/18           7,693,980
      785      Massachusetts St Indl Fin Agy Rev Evergreen
               Cent Inc............................................     8.000         11/01/06             893,126
    4,300      Massachusetts St Indl Fin Agy Rev Evergreen
               Cent Inc............................................     9.250         11/01/11           4,800,735
    1,230      Massachusetts St Indl Fin Agy Rev Evergreen
               Cent Inc............................................     8.375         11/01/13           1,472,987
    2,165      Massachusetts St Indl Fin Agy Rev Evergreen
               Cent Inc............................................     8.500         11/01/20           2,617,528
    1,005      Massachusetts St Indl Fin Agy Rev First Mtg
               Evanswood Bethzatha Ser A Rfdg......................     7.400         01/15/09           1,081,380
    2,000      Massachusetts St Indl Fin Agy Rev First Mtg
               Evanswood Bethzatha Ser A Rfdg......................     7.625         01/15/14           2,140,460
    2,000      Massachusetts St Indl Fin Agy Rev First Mtg
               Evanswood Bethzatha Ser A Rfdg......................     7.875         01/15/20           2,154,100
      690      Massachusetts St Indl Fin Agy Rev First Mtg
               Loomis House & Vlg Proj.............................     7.250         07/01/07             770,523
    1,410      Massachusetts St Indl Fin Agy Rev First Mtg
               Loomis House & Vlg Proj.............................     7.400         07/01/12           1,585,503

                                        26                                       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                            Coupon        Maturity         Market Value
-----------------------------------------------------------------------------------------------------------------
               Massachusetts  (Continued)
$  1,530       Massachusetts St Indl Fin Agy Rev First Mtg
               Loomis House & Vlg Proj.............................   7.500%        07/01/17         $   1,729,328
      30       Massachusetts St Indl Fin Agy Rev First Mtg
               Pioneer Vly.........................................   7.000         10/01/01                28,954
     500       Massachusetts St Indl Fin Agy Rev First Mtg
               Pioneer Vly Amended.................................   7.000         10/01/20               479,525
   1,000       Massachusetts St Indl Fin Agy Rev First Mtg
               Reeds Landing Proj..................................   7.750         10/01/00             1,021,330
   8,300       Massachusetts St Indl Fin Agy Rev First Mtg
               Reeds Landing Proj..................................   8.625         10/01/23             9,453,036
   1,700       Massachusetts St Indl Fin Agy Rev First Mtg
               Stone Institute & Newton............................   7.700         01/01/14             1,879,265
   1,760       Massachusetts St Indl Fin Agy Rev
               Glenmeadow Retirement Cmnty Ser C
               (Prerefunded @ 02/15/06)............................   8.250         02/15/08             2,220,451
   1,000       Massachusetts St Indl Fin Agy Rev
               Glenmeadow Retirement Cmnty Ser C
               (Prerefunded @ 02/15/06)............................   8.625         02/15/26             1,284,290
   3,675       Massachusetts St Indl Fin Agy Rev Gtr Lynn
               Mental Hlth Assn Proj...............................   8.800         06/01/14             4,423,891
     325       Massachusetts St Indl Fin Agy Rev Hillcrest Edl
               Cent Inc Proj.......................................   7.500         07/01/00               333,613
     740       Massachusetts St Indl Fin Agy Rev Hillcrest Edl
               Cent Inc Proj.......................................   8.000         07/01/05               815,635
   3,380       Massachusetts St Indl Fin Agy Rev JRC
               Assisted Living.....................................   7.500         07/01/26             3,610,212
   2,360       Massachusetts St Indl Fin Agy Rev NE
               Cent for Autism.....................................   9.000         11/01/05             2,544,812
   4,910       Massachusetts St Indl Fin Agy Rev NE
               Cent for Autism.....................................   9.500         11/01/17             5,343,111
   1,100       Massachusetts St Indl Fin Agy Rev NE
               Cent for Autism.....................................   7.000         11/01/19             1,140,381
   2,000       Massachusetts St Indl Fin Agy Rev Orchard
               Cove Issue (Prerefunded @ 05/01/02).................   9.000         05/01/22             2,391,060
   1,135       Massachusetts St Indl Fin Agy Rev
               Vinten Corp Issue...................................   7.100         11/15/18             1,258,658

                                      27                                         See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

===============================================================================================================
Par
Amount
(000)          Description                                              Coupon     Maturity        Market Value
---------------------------------------------------------------------------------------------------------------
               Massachusetts (Continued)
$    980       Massachusetts St Indl Fin Agy Rev
               Waarc Inc Proj........................................   7.300%     09/01/10        $  1,049,364
     915       Massachusetts St Indl Fin Agy Rev
               Waarc Inc Proj........................................   7.600      09/01/17             978,922
   1,820       Massachusetts St Indl Fin Agy Rev
               Waarc Inc Proj........................................   7.750      09/01/25           1,952,805
                                                                                                   ------------
                                                                                                    117,218,702
                                                                                                   ------------
               Michigan 2.5%
   1,000       Detroit, MI Local Dev Fin Auth Tax Increment
               Sr Ser B..............................................   6.700      05/01/21           1,030,300
   3,500       Detroit, MI Local Dev Fin Auth Ser C..................   6.850      05/01/21           3,616,340
     430       Detroit, MI Local Dev Fin Auth Tax Increment
               Ser A (Prerefunded @ 05/01/03)........................   9.500      05/01/21             531,183
   1,315       Dickinson Cnty, MI Mem Hosp Sys Hosp Rev..............   7.625      11/01/05           1,483,715
   1,000       Dickinson Cnty, MI Mem Hosp Sys Hosp Rev..............   8.000      11/01/14           1,148,370
   2,390       Meridian, MI Econ Dev Corp First Mtg Burcham
               Hills Ser A Rfdg......................................   7.500      07/01/13           2,608,685
   3,430       Meridian, MI Econ Dev Corp First Mtg Burcham
               Hills Ser A Rfdg......................................   7.750      07/01/19           3,786,137
   2,400       Michigan St Hosp Fin Auth Rev Gratiot Cmnty
               Hosp Ser A Rfdg (Prerefunded @ 10/01/98)..............   8.750      10/01/07           2,440,488
     500       Michigan St Hosp Fin Auth Rev Hosp Genesys
               Hlth Sys Ser A Rfdg (Prerefunded @ 10/01/05)..........   7.500      10/01/07             607,595
   1,500       Michigan St Hosp Fin Auth Rev Hosp Genesys
               Hlth Sys Ser A Rfdg (Prerefunded @ 10/01/05)..........   8.100      10/01/13           1,878,945
   5,343       Michigan St Hosp Fin Auth Rev Saratoga
               Cmnty Hosp Rfdg (Prerefunded 06/01/02)................   8.750      06/01/10           6,196,384
   2,200       Michigan St Strategic Fd Ltd Oblig Rev
               Environmental Impt Ser A..............................   6.500      08/01/21           2,297,504
     922       Michigan St Strategic Fd Ltd Oblig Rev Great
               Lakes Pulp & Fiber Proj...............................   8.000      12/01/27             873,699
   2,000       Michigan St Strategic Fd Res Recovery Ltd Oblig
               Rev Central Wayne Energy Rec Ser A....................   7.000      07/01/27           2,006,460
   4,000       Michigan St Strategic Fd Solid Waste Disp
               Rev Genesee Pwr Station Proj..........................   7.500      01/01/21           4,351,880

                                      28       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

=====================================================================================================
Par
Amount
(000)     Description                                                Coupon   Maturity   Market Value
-----------------------------------------------------------------------------------------------------
          Michigan (Continued)
$   500   Oakland Cnty, MI Econ Dev Corp Ltd Oblig Rev Pontiac
          Osteopathic Hosp Proj (Prerefunded @ 01/01/00) .........   9.625%   01/01/20   $    551,715
                                                                                         ------------
                                                                                           35,409,400
                                                                                         ------------
          Minnesota 2.6%
  1,020   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj
          Rfdg ...................................................   7.500    04/01/17      1,065,839
  2,000   Austin, MN Multi-Family Rev Hsg Cedars of Austin Proj
          Rfdg ...................................................   7.500    04/01/18      2,089,880
  3,400   Bloomington, MN Hsg & Redev Auth Sr Summerhouse
          Bloomington Proj .......................................   6.125    05/01/35      3,415,606
  1,955   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts
          Proj Ser A Rfdg ........................................   7.400    12/01/15      2,015,449
  1,220   Brooklyn Cent MN Multi-Family Hsg Rev Four Courts Apts
          Proj Ser A Rfdg ........................................   7.500    06/01/25      1,256,710
    750   Chisago City, MN Hlth Fac Rev Part Pleasant Heights
          Proj Ser A Rfdg ........................................   7.300    07/01/25        820,447
  3,000   Columbia Heights, MN Multi-Family Crest View Corp Proj .   6.000    03/01/33      3,015,060
    850   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A ....   6.100    12/01/17        855,474
  1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj Ser A ....   6.250    12/01/27      1,459,280
  1,200   Maplewood, MN Hlthcare Fac Rev VOA Care Cent Proj ......   7.450    10/01/16      1,313,652
    682   Minneapolis, MN Cmnty Dev Agy Coml Dev Rev Std Mill
          Hotel Proj(d) ..........................................   8.000    04/01/10        354,650
  1,950   Minneapolis, MN Hlthcare Fac Rev Ebenezer Society Proj
          Ser A ..................................................   7.200    07/01/23      2,052,355
  1,000   Minneapolis, MN Hlthcare Fac Rev Saint Olaf Residence
          Inc Proj ...............................................   7.100    10/01/23      1,054,110
    350   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj .   7.250    11/01/16        363,983
  1,320   Minneapolis, MN Multi-Family Rev Hsg Belmont Apts Proj .   7.625    11/01/27      1,374,265


                                      29       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)     Description                                               Coupon   Maturity   Market Value
----------------------------------------------------------------------------------------------------
          Minnesota (Continued)
$ 3,040   New Brighton, MN Rental Hsg Rev Polynesian Vlg Apts
          Proj Ser A Rfdg .......................................   7.500%   10/01/17   $  3,183,336
    815   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj .   7.750    09/01/07        850,591
  2,320   New Hope, MN Multi-Family Rev Hsg Broadway Lanel Proj
          Rfdg ..................................................   8.000    09/01/18      2,411,130
    835   North Saint Paul, MN Multi-Family Rev Hsg Cottages
          North Saint Paul Rfdg .................................   9.000    02/01/09        897,441
  2,220   North Saint Paul, MN Multi-Family Rev Hsg Cottages
          North Saint Paul Rfdg .................................   9.250    02/01/22      2,383,858
    500   Shoreview, MN Sr Hsg Rev Shoreview Sr Residence Proj ..   7.250    02/01/26        508,960
  2,000   Spring Lake Park, MN Multi-Family Hsg Cottages Spring
          Lake Rfdg .............................................   8.375    01/01/22      2,055,040
  1,500   Winona, MN Hsg Rev Saint Anne Hospice Inc .............   6.750    07/01/27      1,546,995
                                                                                        ------------
                                                                                          36,344,111
                                                                                        ------------
          Mississippi 1.5%
  5,500   Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy
          Inc Ser B .............................................   8.250    06/01/14      5,841,110
  7,575   Claiborne Cnty, MS Pollutn Ctl Rev Middle South Energy
          Inc Ser C (b) .........................................   9.875    12/01/14      7,987,383
  1,000   Lowndes Cnty, MS Hosp Rev Golden Triangle Med Cent
          Rfdg ..................................................   8.500    02/01/10      1,082,220
  2,300   Mississippi Dev Bank Spl Oblig Diamond Lakes Utils
          Ser A Rfdg ............................................   6.250    12/01/17      2,362,675
  2,945   Ridgeland, MS Urban Renewal Rev the Orchard Ltd Proj
          Ser A Rfdg ............................................   7.750    12/01/15      3,219,032
                                                                                        ------------
                                                                                          20,492,420
                                                                                        ------------
          Missouri 2.5%
  1,500   Chesterfield, MO Indl Dev Auth Rev Saint Andrews
          Episcopal-Presbyterian Ser A (Prerefunded @ 12/01/00) .   8.500    12/01/19      1,711,320
  1,000   Ferguson, MO Tax Increment Rev Crossings At Halls
          Ferry Proj ............................................   7.250    04/01/07      1,011,410
  2,000   Ferguson, MO Tax Increment Rev Crossings At Halls
          Ferry Proj ............................................   7.625    04/01/17      2,036,580


                                      30       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                              Coupon        Maturity        Market Value
------------------------------------------------------------------------------------------------------------------
               Missouri  (Continued)
$   1,000      Ferguson, MO Tax Increment Rev Crossings
               At Halls Ferry Proj.................................     7.625%        04/01/18        $  1,018,290
    3,610      Good Shepard Nursing Home Dist MO Nursing
               Home Fac Rev Rfdg...................................     5.900         08/15/23           3,633,068
    1,000      Good Shepherd Nursing Home Dist MO
               Nursing Home Fac Rev (Prerefunded @ 08/15/05).......     7.625         08/15/15           1,210,220
    3,000      Good Shepherd Nursing Home Dist MO Nursing
               Home Fac Rev (Prerefunded @ 08/15/05)...............     7.750         08/15/25           3,653,580
    2,775      Jefferson Cnty, MO Indl Dev Auth Indl Rev Cedars
               Hlthcare Cent Proj Ser A Rfdg.......................     8.250         12/01/15           3,113,550
    3,000      Kansas City, MO Multi-Family Hsg Rev Vlg
               Green Apts Proj.....................................     6.250         04/01/30           3,009,630
    1,115      Madison Cnty, MO Hosp Rev Ser A.....................     7.700         10/01/18           1,246,358
    1,490      Madison Cnty, MO Hosp Rev Ser A.....................     7.900         10/01/26           1,684,818
    1,075      Missouri St Hlth & Edl Fac Bethesda Hlth Group
               Inc Proj A Rfdg.....................................     7.500         08/15/12           1,208,709
    1,240      Perry Cnty, MO Nursing Home Rev Ser A...............     7.450         03/01/27           1,305,918
      785      Perry Cnty, MO Nursing Home Rev Ser A...............     7.650         03/01/16             869,552
    1,060      Perry Cnty, MO Nursing Home Rev Ser A...............     7.300         03/01/18           1,158,442
    1,745      Perry Cnty, MO Nursing Home Rev Ser A...............     7.750         03/01/26           1,932,169
    1,765      Saint Louis, MO Tax Increment Rev Scullin
               Redev Area Ser A....................................    10.000         08/01/10           2,236,890
    2,250      Springfield, MO Indl Dev Auth Rev Bethesda
               Living Centrs Ser A Rfdg............................     5.700         08/15/28           2,236,928
                                                                                                      ------------
                                                                                                        34,277,432
                                                                                                      ------------
               Montana  0.3%
    3,825      Montana St Brd Invt Res Recovery Rev Yellowstone
               Energy L P Proj.....................................     7.000         12/31/19           3,865,430
                                                                                                      ------------
               Nevada  1.3%
    3,075      Clark Cnty, NV Assisted Living Homestead Boulder
               City Proj...........................................     6.500         12/01/27           3,128,566
    6,000      Clark Cnty, NV Indl Dev Rev Nevada Pwr Co Proj Ser A     5.900         11/01/32           6,132,000
    1,500      Henderson, NV Local Impt Dist No T-10...............     7.500         08/01/15           1,552,005
    1,370      Henderson, NV Local Impt Dist No T-4 Ser B..........     7.300         11/01/12           1,422,115

                                      31                                         See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)        Description                                        Coupon     Maturity     Market Value
----------------------------------------------------------------------------------------------------
             Nevada (Continued)
$    985     Las Vegas, NV Spl Impt Dist No 505
             Elkhorn Springs..................................  8.000%     09/15/13     $  1,022,253
   1,470     Nevada St Dept Commerce Hlth Fac Rev Washoe
             Convalescent Cent Proj Rfdg......................  8.125      06/01/03        1,557,318
   3,000     Washoe Cnty, NV Impt Bonds Spl Assmt
             Dist No 23.......................................  6.500      11/01/17        3,072,330
                                                                                        ------------
                                                                                          17,886,587
                                                                                        ------------
             New Hampshire 3.1%
     500     New Hampshire Higher Edl & Hlth Fac Auth Rev.....  5.800      11/01/27          524,255
     435     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Colby-Sawyer College Issue.......................  7.200      06/01/12          473,567
   2,565     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Colby-Sawyer College Issue.......................  7.500      06/01/26        2,824,937
   5,000     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Daniel Webster College Issue Rfdg................  7.625      07/01/16        5,516,450
   1,200     New Hampshire Higher Edl & Hlth Fac Auth Rev
             First Mtg Odd Fellows Home Rfdg..................  8.000      06/01/04        1,296,036
   2,000     New Hampshire Higher Edl & Hlth Fac Auth Rev
             First Mtg Odd Fellows Home Rfdg..................  9.000      06/01/14        2,438,140
   1,000     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Havenwood-Heritage Heights.......................  7.350      01/01/18        1,094,670
   4,825     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Havenwood-Heritage Heights.......................  7.450      01/01/25        5,310,878
   2,365     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Hlthcare Visiting Nurse..........................  7.250      09/01/23        2,512,221
   1,410     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Monadock Cmnty Hosp Issue
             (Prerefunded @ 10/01/00).........................  9.125      10/01/20        1,593,046
   2,000     New Hampshire Higher Edl & Hlth Fac Auth Rev
             New London Hosp Assn Proj........................  7.500      06/01/05        2,272,220
   3,405     New Hampshire Higher Edl & Hlth Fac Auth Rev
             Vly Regl Hosp....................................  7.350      04/01/23        3,433,772
     280     New Hampshire Higher Edl & Hlth Facs Auth Rev
             Franklin Pierce..................................  6.000      10/01/18          283,550
     525     New Hampshire Higher Edl & Hlth Facs Auth Rev
             Franklin Pierce (Prerefunded @ 04/01/04).........  6.000      10/01/18          579,238

                                       32      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                               Coupon        Maturity       Market Value
------------------------------------------------------------------------------------------------------------------
               New Hampshire (Continued)
$   1,000      New Hampshire Higher Edl & Hlth Facs Auth Rev
               Littleton Hosp Assn.................................      6.000%        05/01/28       $  1,009,700
    3,960      New Hampshire St Business Fin Auth Elec Fac Rev
               Plymouth Cogeneration...............................      7.750         06/01/14          4,268,009
    1,500      New Hampshire St Business Fin Auth Swr & Solid
               Waste Disp Rev Crown Paper Co Proj..................      7.875         07/01/26          1,727,475
    2,000      New Hampshire St Hsg Fin Auth Single Family Rev.....      5.900         07/01/28          2,086,960
    3,440      New Hampshire St Hsg Fin Auth Single
               Family Residential..................................      8.500         07/01/14          3,550,665
                                                                                                      ------------
                                                                                                        42,795,789
                                                                                                      ------------

               New Jersey  4.7%
    4,990      Camden Cnty, NJ Impt Auth Lease Rev
               Dockside Refrigerated...............................      8.400         04/01/24          5,638,251
    4,500      Camden Cnty, NJ Impt Auth Lease Rev Kaighn
               PT Marine Term A....................................      8.000         06/01/27          4,869,765
      500      New Jersey Econ Dev Auth Econ Dev Rev Green
               Acres Manor Inc Ser A Rfdg..........................      8.000         01/01/09            533,740
    1,000     New Jersey Econ Dev Auth Econ Dev Rev Green
              Acres Manor Inc Ser A Rfdg...........................      8.250         01/01/17          1,073,410
    4,365     New Jersey Econ Dev Auth Econ Dev Rev Utd
              Methodist Homes......................................      7.500         07/01/20          4,869,463
      420     New Jersey Econ Dev Auth Econ Dev Rev Utd
              Methodist Homes......................................      7.500         07/01/24            463,798
      500     New Jersey Econ Dev Auth Econ Dev Rev
              Zirbser Greenbriar Inc Ser A Rfdg....................      7.375         07/15/03            534,750
      915     New Jersey Econ Dev Auth Econ Dev Rev
              Zirbser Greenbriar Inc Ser A Rfdg....................      7.750         07/15/08            983,835
      250     New Jersey Econ Dev Auth First Mtg Cranes
              Mill Ser A...........................................      7.000         02/01/10            270,205
    1,500     New Jersey Econ Dev Auth First Mtg Cranes
              Mill Ser A...........................................      7.375         02/01/17          1,663,755
    3,500     New Jersey Econ Dev Auth First Mtg Cranes
              Mill Ser A...........................................      7.500         02/01/27          3,886,155
      750     New Jersey Econ Dev Auth First Mtg Delaire
              Nursing Ser A Rfdg (Prerefunded @ 11/01/99)..........      8.750         11/01/10            828,037

                                      33                                         See Notes to Financial Statements

                     Portfolio of Investments (Continued)
                           May 31, 1998 (Unaudited)

================================================================================
Par
Amount                                                                 Market
(000)   Description                                Coupon   Maturity   Value
________________________________________________________________________________
        New Jersey  (Continued)
$  500  New Jersey Econ Dev Auth First Mtg Gross
        Rev Burnt Tavern Convalescent Ser A Rfdg... 9.000%  11/15/13  $  556,460
 2,250  New Jersey Econ Dev Auth First Mtg Gross
        Rev Franciscan Oaks Proj Ser A
        (Prerefunded @ 10/01/02)................... 8.500   10/01/23   2,673,922
   840  New Jersey Econ Dev Auth First Mtg Gross
        Rev Stone Arch Nursing Home Proj Rfdg...... 8.750   12/01/10     936,079
 1,000  New Jersey Econ Dev Auth First Mtg Gross
        Rev The Evergreens (Prerefunded
        @ 10/01/02)................................ 9.250   10/01/22   1,210,140
 1,000  New Jersey Econ Dev Auth Holt Hauling &
        Warehsg Rev Ser G Rfdg..................... 8.400   12/15/15   1,102,520
   650  New Jersey Econ Dev Auth Rev............... 6.000   10/01/17     672,380
   700  New Jersey Econ Dev Auth Rev............... 6.000   10/01/22     724,101
 1,000  New Jersey Econ Dev Auth Rev First Mtg
        The Evergreens Rfdg........................ 5.875   12/01/27   1,020,540
   500  New Jersey Econ Dev Auth Rev First Mtg
        Franciscan Oaks Proj....................... 5.750   10/01/23     508,335
 1,000  New Jersey Econ Dev Auth Rev First Mtg
        Keswick Pines Rfdg......................... 5.600   01/01/12   1,001,410
   500  New Jersey Econ Dev Auth Rev First Mtg
        Fellowship Vlg Proj Ser A (Prerefunded
        @ 01/01/05)................................ 8.500   01/01/10     626,415
 1,000  New Jersey Econ Dev Auth Rev First Mtg
        Fellowship Vlg Proj Ser A (Prerefunded
        @ 01/01/05)................................ 9.250   01/01/25   1,294,770
   975  New Jersey Econ Dev Auth Rev First Mtg
        Millhouse Proj Ser A....................... 8.250   04/01/10   1,115,390
 2,060  New Jersey Econ Dev Auth Rev First Mtg
        Millhouse Proj Ser A....................... 8.500   04/01/16   2,372,667
 1,860  New Jersey Econ Dev Auth Rev First Mtg
        Winchester Gardens Ser A................... 7.500   11/01/05   1,942,454
 1,000  New Jersey Econ Dev Auth Rev First Mtg
        Winchester Gardens Ser A................... 8.500   11/01/16   1,107,040
 1,500  New Jersey Econ Dev Auth Rev First Mtg
        Winchester Gardens Ser A................... 8.625   11/01/25   1,667,265
   855  New Jersey Econ Dev Auth Rev Sr Mtg
        Arbor Glen Proj Ser A...................... 8.000   05/15/02     908,138
   750  New Jersey Econ Dev Auth Rev Sr Mtg
        Arbor Glen Proj Ser A...................... 8.000   05/15/04     817,373


                                      34       See Notes to Financial Statements

                      Portfolio of Investments (Continued)
                            May 31, 1998 (Unaudited)

======================================================================================
Par
Amount
(000)   Description                                 Coupon     Maturity   Market Value
--------------------------------------------------------------------------------------
        New Jersey  (Continued)
$2,000  New Jersey Econ Dev Auth Rev Sr Mtg
        Arbor Glen Proj Ser A...................... 8.000%     05/15/12    $ 2,265,620
 2,560  New Jersey Econ Dev Auth Rev Sr Mtg
        Arbor Glen Proj Ser A...................... 8.750      05/15/26      2,990,541
 2,500  New Jersey Hlthcare Fac Fin Auth Rev
        Care Institute Inc Cherry Hill Proj........ 7.750      07/01/10      2,731,550
 2,500  New Jersey Hlthcare Fac Fin Auth Rev
        Raritan Bay Med Cent Issue Rfdg............ 7.250      07/01/14      2,711,600
 1,000  New Jersey Hlthcare Facs Auth Rev
        Rahway Hosp Oblig (a)...................... 5.125      07/01/14        970,680
 4,000  New Jersey St Edl Fac Auth Rev
        Felician College of Lodi Ser D............. 7.375      11/01/22      4,152,320
 1,000  New Jersey St Edl Fac Auth Rev
        Caldwell College Ser A..................... 7.250      07/01/25      1,089,850
                                                                            ----------
                                                                            64,784,724
                                                                            ----------

        New Mexico  1.0%
   680  Albuquerque, NM Nursing Home Rev
        Albuquerque Hlthcare Rfdg.................. 9.750      12/01/14        714,789
 4,505  Albuquerque, NM Retirement Fac Rev
        La Vida Liena Proj Ser A Rfdg.............. 8.850      02/01/23      4,949,418
 3,000  Bernalillo Cnty, NM Multi-Family Rev
        Hsg Topke Commons/Arbors Proj Ser D........ 7.700      04/01/27      3,088,350
 1,610  Bernalillo Cnty, NM Multi-Family Rev
        Hsg Sr Solar Villas Apts Ser F............. 7.250      10/15/22      1,633,699
 2,920  RHA Hsg Dev Corp New Mexico Multi-Family
        Rev Mtg Woodleaf Apts Proj A Rfdg.......... 7.125      12/15/27      2,933,519
   685  Santa Fe, NM Indl Rev Casa Real Nursing
        Home Rfdg.................................. 9.750      01/01/13        744,472
   445  Truth or Consequences, NM Nursing Home
        Rev Sierra Hlthcare Rfdg & Impt............ 9.750      12/01/14        464,153
                                                                            ----------
                                                                            14,528,400
                                                                            ----------

        New York 2.6%
 2,000  Castle Rest Residential Hlthcare Fac NY
        Rev Hlthcare Fac Ser B.....................   8.000    08/01/10      2,085,200
 1,210  Clifton Springs, NY Hosp & Clinic Ser A
        Rfdg & Impt................................   7.650    01/01/12      1,343,560



                                       35      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

=========================================================================================================
Par
Amount
(000)      Description                                            Coupon       Maturity      Market Value
---------------------------------------------------------------------------------------------------------
           New York (Continued)
$ 3,000    Erie Cnty, New York Indl Dev Agy Life Care
           Cmnty Rev..........................................    6.000%       02/01/28       $ 3,023,250
  4,800    Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
           Institute of Technology Rfdg.......................    7.500        03/01/26         5,329,824
  1,000    Monroe Cnty, NY Indl Dev Agy Indl Dev Depaul
           Cmnty Facs A.......................................    5.875        02/01/28         1,000,660
  1,500    Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
           Empire Sports Proj A...............................    6.250        03/01/28         1,503,165
  2,500    New York City Indl Dev Agy Civic Fac Rev Cmnty
           Res Developmentally Disabled.......................    7.500        08/01/26         2,664,450
  4,075    New York City Indl Dev Agy Civic Fac Rev Our
           Lady of Mercy Med Cent Pkg Corp Proj...............    8.500        12/30/22         4,642,036
  2,500    New York City Indl Dev Agy Rev Solid Waste
           Disposal Visy Paper Proj...........................    7.800        01/01/16         2,901,025
  2,000    New York St Energy Resh & Dev Auth Elec Fac
           Rev Long Island Ser A..............................    7.150        12/01/20         2,200,000
  2,830    Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Ser A......    7.600        09/01/15         3,073,975
  2,000    North Syracuse, NY Hsg Auth Rev Janus Park Proj....    8.000        06/01/14         2,127,820
    675    Oswego Cnty, NY Indl Dev Agy Civic Fac Rev.........    7.000        02/01/12           680,798
  3,100    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev.........    6.375        12/01/17         3,124,862
    400    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
           Rest Ser B.........................................    7.500        08/01/10           412,016
                                                                                              -----------
                                                                                               36,112,641
                                                                                              -----------
           North Carolina  0.3%
    425    North Carolina Med Care Comm Hlth Care Fac Rev.....    6.000        11/01/19           432,897
  2,075    North Carolina Med Care Comm Hlth Care Fac Rev.....    6.000        11/01/27         2,098,987
  1,440    North Carolina Med Care Comm Hlth Care Facs Rev....    6.125        01/01/28         1,445,832
                                                                                              -----------
                                                                                                3,977,716
                                                                                              -----------
           North Dakota  0.4%
  3,000    Grand Forks, ND Sr Hsg Rev 4000 Vly Square Proj....    6.250        12/01/34         3,023,490
  2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
           Vly Square Proj....................................    6.375        12/01/34         2,068,360
                                                                                              -----------
                                                                                                5,091,850
                                                                                              -----------

                                      36       See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

===============================================================================

Par
Amount
(000)    Description                                     Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------
         Ohio  4.0%
$ 1,500  Athens Cnty, OH Hosp Fac Rev O'Bleness
         Mem Hosp Proj..................................  7.100%  11/15/23  $  1,592,940
  3,000  Cleveland, OH Arpt Spl Rev Ref Continental
         Airls Inc(a)...................................  5.700   12/01/19      2,959,140
  1,000  Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall..................................  7.200   11/15/14      1,086,050
  1,500  Cuyahoga Cnty, OH Hlthcare Fac Rev
         Jennings Hall..................................  7.300   11/15/23      1,638,000
  2,500  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg....................  7.250   11/15/13      2,736,975
  3,000  Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg....................  7.250   11/15/18      3,284,370
  2,500  Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
         Lane Apts Proj Ser A...........................  8.250   07/01/28      2,575,000
  1,195  Cuyahoga Cnty, Ohio Multi-Family Rev Hsg Mtg
         Colonnade Apts Ser A Rfdg......................  7.500   12/01/17      1,206,568
  2,305  Cuyahoga Cnty, Ohio Multi-Family Rev Hsg Mtg
         Colonnade Apts Ser A Rfdg......................  7.750   12/01/28       2,327,013
  7,625  Dayton, OH Spl Fac Rev Emery Air Freight Corp
         Ser A Rfdg (Prerefunded @ 10/01/98) (b)........ 12.500   10/01/09       7,998,244
    370  Fairfield, OH Econ Dev Rev Beverly Enterprises
         Inc Proj Rfdg..................................  8.500   01/01/03         402,804
  1,910  Hamilton Cnty, Ohio Multi-Family Rev Hsg
         Garden Hill Washington Park Apts...............  7.750   10/01/21       1,960,195
  1,680  Harrison, OH Harrison Ave Kmart Proj Ser A.....  8.125   12/01/02       1,770,669
  2,000  Montgomery Cnty, OH Hlthcare Fac Rev...........  6.250   02/01/22       2,070,200
  2,330  Mount Vernon, OH Hosp Rev Knox Cmnty Hosp Rfdg.  7.875   06/01/12       2,382,355
  1,000  North Canton, OH Hlthcare Fac Rev Waterford
         at Saint Luke Proj.............................  8.625   11/15/21       1,122,800
  2,000  Ohio St Indl Dev Rev First Mtg Swifton Commons
         Proj Rfdg (d)..................................  8.125   12/01/15         776,778
  2,500  Ohio St Solid Waste Rev CSC Ltd Proj...........  8.500   08/01/22       2,657,250
  2,000  Ohio St Solid Waste Rev Republic Engineered
         Steels Proj....................................  8.250   10/01/14       2,073,280
  4,000  Ohio St Solid Waste Rev Republic Engineered
         Steels Proj....................................  9.000    06/01/21      4,314,000

                                       37      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

===============================================================================
Par
Amount
(000)    Description                                      Coupon  Maturity  Market Value
----------------------------------------------------------------------------------------
         Ohio  (Continued)
$ 2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
         Cleveland Elec Ser A Rfdg......................  8.000%    10/01/23 $  2,305,480
  2,000  Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
         Toledo Edison Ser A Rfdg.......................  8.000     10/01/23    2,305,480
  2,000  Ohio St Wtr Dev Auth Solid Waste Disposal Rev..  5.875     09/01/20    2,025,440
  2,000  Toledo Lucas Cnty, OH Port Auth Arpt Rev.......  5.500     05/15/20    1,930,780
                                                                             ------------
                                                                               55,501,811
                                                                             ------------
         Oklahoma  0.3%
    500  Leflore Cnty, OK Hosp Auth Impt Rev
         (Prerefunded @ 05/01/99).......................  9.400     05/01/06      534,650
  2,830  Oklahoma Cnty, OK Fin Auth Epworth
         Villa Proj Ser A Rfdg..........................  7.000     04/01/25    2,950,813
    500  Woodward, OK Muni Auth Hosp Rev................  8.250     11/01/09      568,330
    500  Woodward, OK Muni Auth Hosp Rev
         (Prerefunded @ 11/01/00).......................  9.250     11/01/14      568,135
                                                                              -----------
                                                                                4,621,928
                                                                              -----------
         Oregon  0.2%
  1,745  Douglas Cnty, OR Hosp Fac Auth Rev Elderly
         Hsg Forest Glen Ser A..........................  7.500     09/01/27    1,821,588
  1,500  Salem, OR Hosp Fac Auth Rev Cap Manor Inc......  7.500     12/01/24    1,638,435
                                                                              -----------
                                                                                3,460,023
                                                                              -----------
         Pennsylvania  10.3%
  1,945  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
         Fac Allegheny Vly Sch..........................  7.500     02/01/10    2,134,540
  3,120  Allegheny Cnty, PA Hosp Dev Auth Rev Hlth
         Fac Allegheny Vly Sch..........................  7.875     02/01/20    3,487,692
  7,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Rfdg (b)......  7.625     05/01/20    8,012,340
  4,000  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg....  7.750     05/01/20    4,651,640
  1,100  Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg....  7.750     09/01/24    1,160,456
  1,795  Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Vlg Inc Proj Rfdg..............................  7.500     05/15/13    1,995,484

                                       38      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)
===============================================================================

Par
Amount
(000)    Description                                      Coupon    Maturity  Market Value
------------------------------------------------------------------------------------------
         Pennsylvania  (Continued)
$ 1,860  Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Vlg Inc Proj Rfdg..............................  7.700%    05/15/22  $  2,082,884
  2,500  Berks Cnty, PA Muni Auth Rev Phoebe Berks
         Vlg Inc Proj Rfdg..............................  8.250     05/15/22     2,740,750
  1,000  Chartiers Vly, PA Indl & Coml Dev
         Auth First Mtg Rev.............................  7.250     12/01/11     1,036,840
  2,000  Chartiers Vly, PA Indl & Coml Dev
         Auth First Mtg Rev.............................  7.400     12/01/15     2,179,600
  1,000  Chartiers Vly, PA Indl & Coml Dev
         Auth First Mtg Rev (Prerefunded @ 12/01/98)....  9.500     12/01/15     1,048,450
    900  Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj Rfdg.........................  5.625     07/01/21       898,218
  4,480  Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj (Prerefunded @ 07/01/99).....  8.100     07/01/12     4,767,616
  1,000  Clarion Cnty, PA Hosp Auth Hosp Rev
         Clarion Hosp Proj (Prerefunded @ 07/01/01).....  8.500     07/01/21     1,141,980
    790  Columbia Cnty, PA Indl Dev Auth First
         Mtg Rev First St Assn Proj Rfdg................  9.000     05/01/14       887,454
    870  Delaware Cnty, PA Auth Rev First Mtg
         Riddle Vlg Proj (Prerefunded @ 06/01/02).......  8.750     06/01/10     1,027,688
  2,800  Delaware Cnty, PA Auth Rev First Mtg Riddle
         Vlg Proj (Prerefunded @ 06/01/02)..............  9.250     06/01/22     3,357,760
  2,500  Delaware Cnty, PA Auth Rev First Mtg Riddle
         Vlg Proj Rfdg..................................  7.000     06/01/26     2,627,125
  2,100  Delaware Cnty, PA Auth Rev White Horse
         Vlg Ser A Rfdg.................................  7.500     07/01/18     2,305,527
  1,350  Doylestown, PA Hosp Auth Hosp Rev Pine Run
         Ser A (Prerefunded @ 07/01/03).................  7.200     07/01/23     1,549,246
  1,250  Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev
         United Church of Christ Homes Rfdg.............  7.250     10/01/19     1,272,162
    250  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
         Bible Fellowship Proj..........................  7.150     12/15/08       266,308
  2,315  Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
         Bible Fellowship Proj..........................  8.000     12/15/23     2,456,909
  4,665  Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........  8.000     08/01/12     5,015,481
  3,000  Luzerne Cnty, PA Indl Dev Auth Exmpt Fac Rev
         PA Gas & Wtr Co Proj Ser A Rfdg................  7.200     10/01/17     3,322,350

                                       39      See Notes to Financial Statements

                      Portfolio of Investments (Continued)

                            May 31, 1998 (Unaudited)

======================================================================================
Par
Amount
(000)   Description                                     Coupon  Maturity  Market Value
--------------------------------------------------------------------------------------
        Pennsylvania  (Continued)
$1,935  Luzerne Cnty, PA Indl Dev Auth First Mtg
        Gross Rev Rfdg................................. 7.875%  12/01/13    $2,131,886

   500  Montgomery Cnty, PA Higher Edl & Hlth Auth
        Rev Retirement Cmnty GDL Farms A
        (Prerefunded @ 01/01/00)....................... 9.500   01/01/20       550,795

 2,000  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowwood Ser A Rfdg............ 6.000   12/01/10     2,067,300

 3,695  Montgomery Cnty, PA Indl Dev Auth Rev
        Assisted Living Ser A.......................... 8.250   05/01/23     4,075,068

   989  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Proj Ser A........ 9.250   12/01/00     1,067,428

 2,025  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Proj Ser A
        (Prerefunded @ 12/01/00).......................10.000   12/01/19     2,343,229

 2,500  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Proj Ser
        A Rfdg (Prerefunded @ 12/01/00)................10.250   12/01/20     2,907,275

   500  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Rfdg.............. 7.000   12/01/10       536,945

 1,500  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Rfdg.............. 7.250   12/01/15     1,624,590

 4,000  Montgomery Cnty, PA Indl Dev Auth Rev
        First Mtg The Meadowood Corp Rfdg.............. 7.400   12/01/20     4,310,160

 3,595  Montgomery Cnty, PA Indl Dev Auth Rev
        Hlthcare Adv Geriatric Ser A................... 8.375   07/01/23     3,896,153

   790  Montgomery Cnty, PA Indl Dev Auth Rev
        Pennsburg Nursing & Rehab Cent
        (Prerefunded @ 03/31/04)....................... 7.625   07/01/18       936,000

 2,660  Montgomery Cnty, PA Indl Dev Auth Rev
        Wordsworth Academy............................. 7.750   09/01/14     2,947,972

 2,000  Montgomery Cnty, PA Indl Dev Auth Rev
        Wordsworth Academy............................. 7.750   09/01/24     2,225,540

 1,500  Montgomery Cnty, PA Indl Dev Rev First
        Mtg Meadowood Ser A Rfdg....................... 6.250   12/01/17     1,569,435

 2,200  Montgomery Cnty, PA Indl Rev GDL Farms
        Corp Proj Rfdg................................. 6.500   01/01/20     2,245,320


                                       40      See Notes to Financial Statements

                           May 31, 1998 (Unaudited)

==================================================================================================================
Par
Amount
(000)          Description                                               Coupon        Maturity       Market Value
------------------------------------------------------------------------------------------------------------------
               Pennsylvania  (Continued)
$    750       Northampton Cnty, PA Indl Dev Auth Rev First
               Mtg Kirkland Vlg Proj...............................      7.375%        12/15/18       $   756,030
     750       Northampton Cnty, PA Indl Dev Auth Rev First
               Mtg Kirkland Vlg Proj...............................      7.500         12/15/23           756,525
   1,000       Pennsylvania Econ Dev Fin Auth Exempt Fac
               Rev MacMillan Ltd Partnership Proj..................      7.600         12/01/20         1,121,690
   1,665       Philadelphia, PA Auth For Indl Dev Hlthcare
               Fac Rev.............................................      5.850         05/15/13         1,689,276
     400       Philadelphia, PA Auth For Indl Dev Hlthcare
               Fac Rev.............................................      5.750         05/15/18           398,576
   1,650       Philadelphia, PA Auth For Indl Dev Hlthcare
               Fac Rev.............................................      5.875         05/15/28         1,659,108
   1,495       Philadelphia, PA Auth For Indl Dev Rev
               Lutheran Retirement.................................      6.500         01/01/17         1,495,553
   1,500       Philadelphia, PA Auth for Indl Dev Rev Cathedral
               Vlg (Prerefunded @ 04/01/03)........................      7.250         04/01/15         1,716,120
   4,000       Philadelphia, PA Auth for Indl Dev Rev Coml
               RMK Rfdg............................................      7.750         12/01/17         4,519,360
   2,000       Philadelphia, PA Auth for Indl Dev Rev Long-Term
               Care Maplewood......................................      8.000         01/01/14         2,226,880
   5,835       Philadelphia, PA Auth for Indl Dev Rev Long-Term
               Care Maplewood......................................      8.000         01/01/24         6,481,168
   1,000       Philadelphia, PA Auth for Indl Dev Rev Lutheran
               Retire Ser B (Var Rate Cpn).........................      5.000         01/01/17         1,000,370
   1,180       Philadelphia, PA Hosps & Higher Edl Facs Auth
               Hosp Rev............................................      6.500         07/01/27         1,231,708
     900       Philadelphia, PA Hosps & Higher Edl Facs
               Auth Hosp Rev.......................................      6.500         07/01/23           915,876
   1,500       Philadelphia, PA Hosps & Higher Edl Facs
               Auth Hosp Rev.......................................      7.000         07/01/05         1,580,535
   1,000       Philadelphia, PA Hosps & Higher Edl Facs
               Auth Hosp Rev.......................................      7.250         07/01/18         1,062,800
   1,830       Philadelphia, PA Hosps & Higher Edl Facs
               Auth Hosp Rev.......................................      7.250         03/01/24         1,933,981
     500       Philadelphia, PA Pkg Auth Rev East Market...........      8.750         03/01/05           505,535
   1,785       Philadelphia, PA Pkg Auth Rev East Market...........      8.875         03/01/10         1,804,849

                                      41                                        See Notes to Financial Statements

                          Portfolio of Investments (Continued)
                                May 31, 1998 (Unaudited)
========================================================================================
Par
Amount
(000)     Description                                    Coupon   Maturity  Market Value
----------------------------------------------------------------------------------------
          Pennsylvania  (Continued)
$ 1,465   Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg................................  7.250%   01/15/17  $  1,575,607

  3,100   Scranton Lackawanna, PA Hlth & Welfare
          Auth Rev Rfdg................................  7.350    01/15/22     3,357,641

  3,000   Somerset Cnty, PA Hosp Auth Rev Somerset
          Cmnty Hosp Proj (Prerefunded @ 03/01/02).....  7.500    03/01/17     3,345,000

  2,400   Southern Chester Cnty, PA Hlth & Higher Ed
          Auth Mtg Rev.................................  6.300    06/01/10     2,464,560

    250   Warren Cnty, PA Indl Dev Auth Beverly
          Enterprises Rfdg.............................  9.000    11/01/12       280,200

  2,300   Washington Cnty, PA Hosp Auth Rev
          Canonsburg Genl Hosp Rfdg....................  7.350    06/01/13     2,445,705
                                                                            ------------
                                                                             143,186,249
                                                                            ------------

          South Carolina  0.5%
    725   Charleston Cnty, SC Hlth Fac Rev First Mtg
          Episcopal Proj Rfdg (Prerefunded @ 04/01/01).  9.750    04/01/16       840,137

    250   South Carolina Jobs Econ Dev Auth Hlth Fac
          Rev First Mtg Lutheran Homes SC Proj
          (Prerefunded @ 10/01/02).....................  7.750    10/01/12       290,838

    750   South Carolina Jobs Econ Dev Auth Hlth Fac
          Rev First Mtg Lutheran Homes SC Proj
          (Prerefunded @ 10/01/02).....................  8.000    10/01/22       879,877

  5,095   South Carolina St Hsg Fin & Dev Auth Multi-
          Family Rev...................................  6.750    05/01/28     5,152,828
                                                                            ------------
                                                                               7,163,680
                                                                            ------------
          South Dakota  0.6%
  2,500   Mobridge, SD Hlthcare Facs Rev Mobridge
          Regl Hosp Proj...............................  6.500    12/01/22     2,526,650

  4,000   South Dakota Hsg Dev Auth Homeownership
          Mtg Ser F....................................  5.800    05/01/28     4,127,200

  1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron
          Regl Med Cent................................  7.250    04/01/20     1,121,020
                                                                            ------------
                                                                               7,774,870
                                                                            ------------

                                      42       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)
================================================================================

Par
Amount
(000)     Description                                               Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Tennessee  1.3%
$ 2,000   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev..............  6.000%   07/01/28  $  2,099,020
  2,000   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          Hlthcare Fac Kirby Pines Ser A..........................  6.250    11/15/16     2,042,600
  4,000   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          Hlthcare Fac Kirby Pines Ser A..........................  6.375    11/15/25     4,092,920
    500   Smith Cnty, TN Hlth & Edl Fac First Hlthcare
          Corp Proj Rfdg (Prerefunded @ 04/01/99).................  7.400    04/01/13       524,395
  3,250   Springfield, TN Hlth & Edl Fac Brd Hosp Rev
          Jesse Holman Jones Hosp Proj............................  8.250    04/01/12     3,760,185
  2,155   Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj..................................  7.500    01/01/18     2,173,080
  2,845   Sweetwater, TN Indl Dev Brd Mtg Rev Wood
          Presbyterian Home Proj..................................  7.750    01/01/29     2,868,585
                                                                                       ------------
                                                                                         17,560,785
                                                                                       ------------

          Texas  2.7%
  1,380   Amarillo, TX Hlth Fac Corp Rev Panhandle
          Retirement Ser B........................................  7.000    08/15/15     1,444,888
  3,000   Amarillo, TX Hlth Fac Corp Rev Panhandle
          Retirement Ser B........................................  7.750    08/15/18     3,375,090
    985   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp Proj...........  9.250    07/01/08     1,052,423
  4,000   Bell Cnty, TX Indl Dev Corp Solid Waste Disposal Rev....  7.600    12/01/17     4,033,800
    500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................  7.500    11/01/25       539,350
  1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          American Airls Inc......................................  7.250    11/01/30     1,662,450
  1,250   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp Rev
          Delta Airls Inc.........................................  7.625    11/01/21     1,376,200
  2,665   De Soto, TX Hlth Fac Dev Park Manor Sr Care.............  7.750    12/01/16     2,798,810
    200   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev......  9.875    03/15/14       190,800
    200   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev
          1983 Ser A.............................................. 10.125    07/15/03       200,264
  1,210   Harris Cnty, TX Hsg Fin Corp Single Family Hsg Rev
          1983 Ser A.............................................. 10.375    07/15/14     1,175,881
  5,000   Houston, TX Arpt Sys Rev Spl Fac Continental Airls
          Term Impt Ser B.........................................  6.125    07/15/27     5,234,300

                                      43       See Notes to Financial Statements

                           May 31, 1998 (Unaudited)
================================================================================

Par
Amount
(000)     Description                                               Coupon   Maturity  Market Value
---------------------------------------------------------------------------------------------------
          Texas  (Continued)
$   770   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp
          Mtg Rev Woodlands Med Cent Proj Rfdg
          (Prerefunded @ 08/15/99)................................  8.850%   08/15/14  $    829,090
  2,985   Orange, TX Hsg Dev Corp Multi-Family
          Rev Hsg Vlgs At Pine Hallow.............................  8.000    03/01/28     3,003,029
  3,255   Rusk Cnty, TX Hlth Fac Corp Hosp Rev
          Henderson Mem Hosp Proj Rfdg............................  7.750    04/01/13     3,559,082
    500   San Antonio, TX Hlth Fac Dev Corp Rev
          Encore Nursing Cent Partn...............................  8.250    12/01/19       558,390
  2,000   San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Beverly Oaks Apts Proj Ser A....................  7.750    02/01/27     2,052,200
  1,985   San Antonio, TX Hsg Fin Corp Multi-Family
          Hsg Rev Marbach Manor Apts Proj Ser A...................  8.125    06/01/27     2,057,790
  1,500   Tarrant Cnty, TX Hlth Fac Dev Corp Rev Mtg
          Cumberland Rest Ser A Rfdg..............................  7.000    08/15/19     1,544,355
  1,401   Texas Genl Svcs Cmty Partn Interests Office
          Bldg & Land Acquisition Proj............................  7.000    08/01/24     1,438,355
                                                                                       ------------
                                                                                         38,126,547
                                                                                       ------------

          Utah  0.9%
  1,500   Carbon Cnty, UT Solid Waste Disposal Rev Rfdg
          Laidlaw Environmentl Ser A..............................  7.450    07/01/17     1,656,060
  4,000   Clearfield City, UT Hsg Mtg FHA Oakstone Apts
          Ser A (FHA Insd)........................................  5.850    05/01/39     4,090,120
    500   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........  7.600    09/01/06       528,365
  1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac Proj..........  7.800    09/01/15     1,057,580
  1,000   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw
          Environmentl Ser A......................................  7.550    07/01/27     1,109,820
  2,000   Utah St Hsg Fin Agy Rev RHA Cmnty Svcs
          Proj Ser A..............................................  6.875    07/01/27     2,056,140
  1,445   Utah St Hsg Fin Agy Single Family Mtg Ser C2............  7.950    07/01/20     1,483,885
                                                                                       ------------
                                                                                         11,981,970
                                                                                       ------------

          Vermont  0.0%
    700   Vermont Edl & Hlth Bldgs Fin Agy Rev Northwestern Med
          Cent Ser A (Prerefunded @ 09/01/98).....................  9.750    09/01/18       724,458
                                                                                       ------------

                                      44       See Notes to Financial Statements

                      Portfolio of Investments (Continued)
                            May 31, 1998 (Unaudited)

============================================================================================================
Par
Amount
(000)       Description                                               Coupon      Maturity      Market Value
-------------------------------------------------------------------------------------------------------------
            Virginia 1.9%
$  2,955    Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch
            Proj.................................................      7.750%     10/15/26      $  3,116,875
     235    Alexandria, VA Indl Dev Auth Rev Saint Coletta Sch
            Proj.................................................      7.750      10/15/26           245,740
     725    Covington-Alleghany Cnty, VA Indl Dev Auth Beverly
            Enterprises Inc Proj Rfdg............................      9.375      09/01/01           784,841
   2,000    Dulles Town Cent Cmnty Dev Auth Dulles Town Cent
            Proj.................................................      6.250      03/01/26         2,019,660
   3,000    Fairfax Cnty, VA Redev & Hsg Auth Multi-Family Hsg
            Rev..................................................      7.600      10/01/36         3,231,180
   2,500    Henry Cnty, VA Indl Dev Auth Indl Dev Rev 5Bs Inc
            Proj Ser A...........................................      7.400      09/01/17         2,564,075
   1,500    Hopewell, VA Indl Dev Auth Res Recovery Rev Stone
            Container Corp Proj Rfdg.............................      8.250      06/01/16         1,680,390
   1,000    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt Fac
            Ser A................................................      7.450      01/01/09         1,107,120
   6,000    Richmond, VA Redev & Hsg Auth Multi-Family Rev
            Ser A Rfdg (Var Rate Cpn)............................      8.000      12/15/21         6,069,300
   3,400    Rockingham Cnty, VA Indl Dev Auth Residential Care
            Fac Rev..............................................      5.750      04/01/28         3,374,738
   1,750    Winchester, VA Indl Dev Auth Residential Care Fac Rev      5.750      01/01/27         1,745,030
                                                                                                  ----------
                                                                                                  25,938,949
                                                                                                  ----------
            Washington 0.5%
   2,650    Seattle, WA Hsg Auth Rev Holly Pk Proj...............      5.900      01/01/30         2,666,430
   2,500    Spokane Cnty, WA Indl Dev Corp Solid Waste Disp
            Rev..................................................      7.600      03/01/27         2,829,975
   1,000    Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts
            Proj.................................................      6.000      10/01/17         1,015,610
   1,000    Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts
            Proj.................................................      6.200      10/01/27         1,019,050
                                                                                                  ----------
                                                                                                   7,531,065
                                                                                                  ----------

                                       45     See Notes to Financial Statements

                      Portfolio of Investments (Continued)
                            May 31, 1998 (Unaudited)

=========================================================================================================
Par
Amount
(000)        Description                                             Coupon     Maturity     Market Value
---------------------------------------------------------------------------------------------------------
             West Virginia 0.4%
$  2,000     Randolph Cnty, WV Bldg Comm Rev Crossover Elkins
             Regl Proj Rfdg.....................................     6.125%     07/01/23     $  2,006,980
     500     Randolph Cnty, WV Bldg Commission Davis Mem
             Hosp Proj Ser A Rfdg & Impt (Prerefunded
             @ 11/01/01)........................................     7.650      11/01/21          563,705
   2,540     Weirton, WV Pollutn Ctl Rev Weirton Steel Proj Rfdg     8.625      11/01/14        2,687,472
                                                                                             ------------
                                                                                                5,258,157
                                                                                             ------------
             Wisconsin 1.3%
     805     Baldwin, WI Hosp Rev Mtg Ser A (a).................     6.125      12/01/18          810,756
   2,590     Baldwin, WI Hosp Rev Mtg Ser A (a).................     6.375      12/01/28        2,608,311
   3,000     Oconto Falls, WI Cmnty Dev Oconto Falls Tissue
             Inc Proj...........................................     7.750      12/01/22        3,147,930
   1,560     Wisconsin Hsg & Econ Dev Auth Home Ownership
             Rev................................................     7.550      07/01/26        1,684,644
     795     Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
             Hosp Assn..........................................     7.200      11/01/05          846,770
   2,000     Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
             Hosp Assn..........................................     7.875      11/01/22        2,257,920
   2,500     Wisconsin St Hlth & Edl Fac Auth Rev Natl Regency
             of New Berlin Proj.................................     8.000      08/15/25        2,847,250
   3,000     Wisconsin St Hlth & Edl Milwaukee Catholic Home
             Proj...............................................     7.500      07/01/26        3,305,310
     500     Wisconsin St Hlth and Edl Rev Mem Hosp At
             Oconomowoc Inc Proj................................     6.350      07/01/17          513,575
                                                                                             ------------
                                                                                               18,022,466
                                                                                             ------------
             Wyoming 0.9%
   1,500     Teton Cnty, WY Hosp Dist Hosp Rev Impt Rfdg........     5.800      12/01/17        1,516,305
   5,000     Wyoming Cmnty Dev Auth Hsg Rev.....................     6.250      06/01/27        5,274,700
   4,975     Wyoming Cmnty Dev Auth Hsg Rev.....................     5.850      06/01/28        5,122,658
                                                                                             ------------
                                                                                               11,913,663
                                                                                             ------------

                                       46      See Notes to Financial Statements

                            May 31, 1998 (Unaudited)

====================================================================================================
Par
Amount
(000)        Description                                          Coupon   Maturity     Market Value
----------------------------------------------------------------------------------------------------
             U. S. Virgin Islands  0.3%
$    1,210   University of Virgin Islands Pub Fin Auth Ser A...    7.500%  10/01/09   $    1,378,831
     1,965   University of Virgin Islands Pub Fin Auth Ser A...    7.650   10/01/14        2,254,936
                                                                                      --------------
                                                                                           3,633,767
                                                                                      --------------
Total Long-Term Investments  98.8%
(Cost $1,283,656,258)................................................................  1,369,209,313

Other Assets in Excess of Liabilities 1.2%...........................................     17,090,474
                                                                                      --------------
Net Assets 100.0%.................................................................... $1,386,299,787
                                                                                      ==============

*Zero coupon bond

(a)  Securities purchased on a when issued or delayed delivery basis.
(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.
(c)  Interest is accruing at less than the stated coupon.
(d)  Non-Income producing security.
(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                       47      See Notes to Financial Statements

                      Statement of Assets and Liabilities

                            May 31, 1998 (Unaudited)

================================================================================
Assets:
Total Investments (Cost $1,283,656,258)...........................$1,369,209,313
Receivables:
  Interest........................................................    29,328,692
  Investments Sold................................................     8,138,160
  Fund Shares Sold................................................     1,757,189
Other.............................................................        63,042
                                                                  --------------
     Total Assets................................................. 1,408,496,396
                                                                  --------------
Liabilities:
Payables:
  Investments Purchased...........................................     9,157,734
  Custodian Bank..................................................     5,957,480
  Income Distributions............................................     3,843,633
  Fund Shares Repurchased.........................................     1,544,580
  Distributor and Affiliates......................................       819,671
  Investment Advisory Fee.........................................       623,409
Accrued Expenses..................................................       139,659
Trustees' Deferred Compensation and Retirement Plans..............       110,443
                                                                  --------------
     Total Liabilities............................................    22,196,609
                                                                  --------------
Net Assets........................................................$1,386,299,787
                                                                  ==============
Net Assets Consist of:
Capital...........................................................$1,324,003,452
Net Unrealized Appreciation.......................................    85,553,055
Accumulated Distributions in Excess of Net Investment Income......      (453,421)
Accumulated Net Realized Loss.....................................   (22,803,299)
                                                                  --------------
Net Assets........................................................$1,386,299,787
                                                                  ==============
Maximum Offering Price Per Share:
  Class A Shares:
     Net asset value and redemption price per share
     (Based on net assets of $831,459,399 and 71,434,754 shares of
     beneficial interest issued and outstanding)..................$        11.64
     Maximum sales charge (4.75%* of offering price)..............           .58
                                                                  --------------
     Maximum offering price to public.............................$        12.22
                                                                  ==============
  Class B Shares:
     Net asset value and offering price per share
     (Based on net assets of $452,266,680 and 38,871,288 shares of
     beneficial interest issued and outstanding)..................$        11.63
                                                                  ==============
  Class C Shares:
     Net asset value and offering price per share
     (Based on net assets of $102,573,708 and 8,825,083 shares of
     beneficial interest issued and outstanding)..................$        11.62
                                                                  ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                       48      See Notes to Financial Statements

                            Statement of Operations
               For the Six Months Ended May 31, 1998 (Unaudited)

============================================================================================

Investment Income:
Interest....................................................................     $46,979,940
                                                                                 -----------
Expenses:
Investment Advisory Fee.....................................................       3,596,870
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of
  $1,012,621, $2,203,286 and $485,185, respectively)........................       3,701,092
Shareholder Services........................................................         416,979
Custody.....................................................................          33,306
Trustees' Fees and Expenses.................................................          15,017
Legal.......................................................................          13,426
Other.......................................................................         343,787
                                                                                 -----------
  Total Expenses............................................................       8,120,477
                                                                                 -----------
Net Investment Income.......................................................     $38,859,463
                                                                                 ===========
Realized and Unrealized Gain/Loss:
Net Realized Gain/Loss:
  Investments...............................................................     $   863,653
  Futures...................................................................          24,768
                                                                                 -----------
Net Realized Gain...........................................................         888,421
                                                                                 -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................................      64,464,321
  End of the Period:
     Investments............................................................      85,553,055
                                                                                 -----------
Net Unrealized Appreciation During the Period...............................      21,088,734
                                                                                 -----------
Net Realized and Unrealized Gain............................................     $21,977,155
                                                                                 ===========
Net Increase in Net Assets from Operations..................................     $60,836,618
                                                                                 ===========

                                       49

                                               See Notes to Financial Statements

                      Statement of Changes in Net Assets
                   For the Six Months Ended May 31, 1998 and
                 the Year Ended November 30, 1997 (Unaudited)

=========================================================================================================
                                                                      Six Months Ended         Year Ended
                                                                          May 31, 1998  November 30, 1997
---------------------------------------------------------------------------------------------------------
From Investment Activities:
Operations:
Net Investment Income...............................................    $   38,859,463     $   65,562,592
Net Realized Gain/Loss..............................................           888,421         (1,648,737)
Net Unrealized Appreciation.........................................        21,088,734         31,524,325
                                                                        --------------     --------------
Change in Net Assets from Operations................................        60,836,618         95,438,180
                                                                        --------------     --------------
Distributions from Net Investment Income*...........................       (39,346,948)       (65,202,550)
Distributions in Excess of Net Investment Income*...................          (453,421)               -0-
                                                                        --------------     --------------
  Total Distributions...............................................       (39,800,369)       (65,202,550)
                                                                        --------------     --------------
Net Change in Net Assets from Investment Activities.................        21,036,249         30,235,630
                                                                        --------------     --------------
From Capital Transactions:
Proceeds from Shares Sold...........................................       126,211,932        369,938,578
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.............................................        17,724,505         28,519,681
Cost of Shares Repurchased..........................................       (75,425,494)      (126,673,799)
                                                                        --------------     --------------
Change in Net Assets from
  Capital Transactions..............................................        68,510,943        271,784,460
                                                                        --------------     --------------
Total Increase in Net Assets........................................        89,547,192        302,020,090
Net Assets:
Beginning of the Period.............................................     1,296,752,595        994,732,505
                                                                        --------------     --------------
End of the Period
  (Including accumulated undistributed net investment
  income of ($453,421) and $487,485, respectively)..................    $1,386,299,787     $1,296,752,595
                                                                        ==============     ==============


                                                                      Six Months Ended         Year Ended
*Distributions by Class:                                                  May 31, 1998  November 30, 1997
---------------------------------------------------------------------------------------------------------
Distributions from and in Excess of Net Investment Income:
  Class A Shares....................................................    $  (25,094,598)    $  (41,904,414)
  Class B Shares....................................................       (12,050,200)       (19,909,861)
  Class C Shares....................................................        (2,655,571)        (3,388,275)
                                                                        --------------     --------------
                                                                        $  (39,800,369)    $  (65,202,550)
                                                                        ==============     ==============

                                      50       See Notes to Financial Statements

                              Financial Highlights

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                                       Year Ended November 30,
                                            Six Months Ended    -------------------------------------
Class A Shares                                   May 31,1998       1997      1996      1995      1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.................................     $11.454    $11.139    $ 11.18    $10.44    $11.19
                                                     -------    -------    -------    ------    ------
  Net Investment Income.........................        .350       .729       .735       .74       .76
  Net Realized and
    Unrealized Gain/Loss........................        .193       .312      (.041)    .7475     (.744)
                                                     -------    -------    -------    ------    ------
Total from Investment
  Operations....................................        .543      1.041       .694    1.4875      .016
Less Distributions from and in Excess of
  Net Investment Income.........................        .358       .726       .735     .7475      .766
                                                     -------    -------    -------    ------    ------
Net Asset Value,
  End of the Period.............................     $11.639    $11.454    $11.139    $11.18    $10.44
                                                     =======    =======    =======    ======    ======
Total Return (a)................................       4.74%*     9.63%      6.47%    14.65%      .10%
Net Assets at End of the
  Period (In millions)..........................     $ 831.5    $ 779.9    $ 621.0    $516.3    $411.1
Ratio of Expenses to
  Average Net Assets (b)........................        .90%       .95%      1.01%      .98%     1.02%
Ratio of Net Investment
  Income to Average
  Net Assets (b)................................       6.06%      6.50%      6.64%     6.81%     6.98%
Portfolio Turnover..............................         13%*       29%        23%       26%       33%

*    Non-Annualized
(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.




                                      51       See Notes to Financial Statements

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
================================================================================

                                                            Year Ended November 30,
                               Six Months Ended     ---------------------------------------
Class B Shares                     May 31, 1998        1997       1996       1995      1994
-------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period........       $11.452     $11.136    $ 11.18    $ 10.43    $11.18
                                        -------     -------    -------    -------    ------

Net Investment Income............          .307        .645       .653        .66       .68

Net Realized and
  Unrealized Gain/Loss...........          .191        .313      (.046)     .7535     (.748)
                                        -------     -------    -------    -------    ------

Total from Investment
  Operations.....................          .498        .958       .607     1.4135     (.068)

Less Distributions from and
  in Excess of Net
  Investment Income..............          .316        .642       .651      .6635      .682
                                        -------     -------    -------    -------    ------

Net Asset Value,
  End of the Period..............       $11.634     $11.452    $11.136    $ 11.18    $10.43
                                        =======     =======    =======    =======    ======

Total Return (a).................          4.28%*      8.82%      5.67%     13.89%     (.76%)

Net Assets at End of the
  Period (In millions)...........       $ 452.3     $ 425.6    $ 323.8    $ 233.9    $159.3

Ratio of Expenses to Average
  Net Assets (b).................          1.65%       1.71%      1.77%      1.73%     1.77%

Ratio of Net Investment
  Income to Average
  Net Assets (b).................          5.31%       5.74%      5.88%      6.03%     6.19%

Portfolio Turnover...............            13%*        29%        23%        26%       33%

* Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

                                       52      See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)

===================================================================================================================
                                                                                                  December 10, 1993
                                         Six Months        Year Ended November 30,                    (Commencement
                                      Ended May 31,    --------------------------------         of Distribution) to
Class C Shares                                1998        1997          1996       1995       November 30, 1994 (a)
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period............................$11.440     $11.126      $ 11.17     $ 10.42                  $   11.29
                                           -------     -------      -------     -------                  ---------
  Net Investment Income....................   .307        .644         .652         .66                        .63
  Net Realized and
    Unrealized Gain/Loss...................   .192        .312        (.045)      .7535                     (.8363)
                                           -------     -------      -------     -------                  ---------
Total from Investment
  Operations...............................   .499        .956         .607      1.4135                     (.2063)
Less Distributions from and
  in Excess of Net
  Investment Income........................   .316        .642         .651       .6635                      .6637
                                           -------     -------      -------     -------                  ---------
Net Asset Value,
  End of the Period........................$11.623     $11.440      $11.126     $ 11.17                  $   10.42
                                           =======     =======      =======     =======                  =========
Total Return (b)...........................  4.28%*      8.82%        5.68%      13.79%                     (1.80%)*
Net Assets at End of the
  Period (In millions).....................$102.6      $ 91.3       $ 50.0      $ 31.1                   $   15.3
Ratio of Expenses to
  Average Net Assets (c)...................  1.65%       1.70%        1.77%       1.72%                      1.75%
Ratio of Net Investment
  Income to Average
  Net Assets (c)...........................  5.30%       5.69%        5.86%       5.98%                      6.07%
Portfolio Turnover.........................    13%*        29%          23%         26%                        33%*

*Non-Annualized

(a)  Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC certain reimbursement of expenses was less than 0.01%.


                                       53      See Notes to Financial Statements

                         Notes to Financial Statements

                            May 31, 1998 (Unaudited)

================================================================================
1. Significant Accounting Policies

Van Kampen American Capital High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen American Capital Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Municipal bonds are valued by independent pricing services or dealers using the most recently quoted bid price or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

     The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 82% of the FundOs investment portfolio at the end of the period.

B. Security Transactions--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                            May 31, 1998 (Unaudited)

================================================================================

     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $23,896,048 which expires between November 30, 1998 and November 30, 2005. Of this amount, $192,128 will expire in 1998. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year and gains or losses recognized for tax purposes on open futures positions at November 30, 1997.

     At May 31, 1998, for federal income tax purposes, cost of long-term investments is $1,283,657,358; the aggregate gross unrealized appreciation is $88,699,121 and the aggregate gross unrealized depreciation is $3,147,166, resulting in net unrealized appreciation of $85,551,955.

E. Distribution of Income and Gains--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

     Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income

                            May 31, 1998 (Unaudited)

================================================================================

may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                     % Per Annum
==================================================
First $300 million..................     .60 of 1%
Next $300 million...................     .55 of 1%
Over $600 million...................     .50 of 1%

  For the six months ended May 31, 1998, the Fund recognized expenses of approximately $13,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

  For the six months ended May 31, 1998, the Fund recognized expenses of approximately $134,800 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting services to the Fund. These services are provided by VKAC at cost.

  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended May 31, 1998, the Fund recognized expenses of approximately $345,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

  Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

  The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. Capital Transactions

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At May 31, 1998, capital aggregated $796,078,395, $429,978,810 and $97,946,247 for Classes A, B, and C,
respectively. For the six months ended May 31, 1998, transactions were as follows:

                           May 31, 1998 (Unaudited)

================================================================================

                                                   Shares                 Value
================================================================================
Sales:
  Class A.....................................  6,911,325          $ 80,165,033
  Class B.....................................  2,946,449            34,162,594
  Class C.....................................  1,025,854            11,884,305
                                               ----------          ------------
Total Sales................................... 10,883,628          $126,211,932
                                               ==========          ============

Dividend Reinvestment:
  Class A.....................................    948,464          $ 11,013,165
  Class B.....................................    449,255             5,214,273
  Class C.....................................    129,152             1,497,067
                                               ----------          ------------
Total Dividend Reinvestments..................  1,526,871          $ 17,724,505
                                               ==========          ============


Repurchases:
  Class A..................................... (4,510,254)         $(52,269,739)
  Class B..................................... (1,687,242)          (19,569,818)
  Class C.....................................   (309,546)           (3,585,937)
                                               ----------          ------------
Total Repurchases............................. (6,507,042)         $(75,425,494)
                                               ==========          ============

     At November 30, 1997, capital aggregated $757,169,936, $410,171,761, and
$88,150,812 for Classes A, B, and C, respectively. For the year ended November 30, 1997, transactions were as follows:

                                                    Shares                Value
================================================================================
Sales:
  Class A.....................................  18,562,392        $ 210,055,169
  Class B.....................................  10,089,692          114,185,577
  Class C.....................................   4,036,766           45,697,832
                                               -----------        -------------
Total Sales...................................  32,688,850        $ 369,938,578
                                               ===========        =============

Dividend Reinvestment:
  Class A.....................................   1,614,240        $  18,155,813
  Class B.....................................     745,441            8,385,472
  Class C.....................................     175,898            1,978,396
                                               -----------        -------------
Total Dividend Reinvestments..................   2,535,579        $  28,519,681
                                               ===========        =============

Repurchases:
  Class A.....................................  (7,837,512)       $ (87,719,551)
  Class B.....................................  (2,749,344)         (30,839,936)
  Class C.....................................    (723,574)          (8,114,312)
                                               -----------        -------------
Total Repurchases............................. (11,310,430)       $(126,673,799)
                                               ===========        =============

                           May 31, 1998 (Unaudited)
================================================================================

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       Contingent Deferred
                                                          Sales Charge
                                                       -------------------
    Year of Redemption                                 Class B     Class C
================================================================================
First........................................           4.00%       1.00%
Second.......................................           4.00%       None
Third........................................           3.00%       None
Fourth.......................................           2.50%       None
Fifth........................................           1.50%       None
Sixth and Thereafter.........................           None        None


     For the six months ended May 31, 1998, VKAC, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $177,900 and CDSC on the redeemed shares of Classes B and C of approximately $269,500. Sales charges do not represent expenses of the Fund.

4.   Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $235,121,169 and $176,343,555, respectively.

5.   Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

     The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

                           May 31, 1998 (Unaudited)
================================================================================
     During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

     Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

     Transactions in futures contracts for the six months ended May 31, 1998, were as follows:

                                                                       Contracts
================================================================================
Outstanding at November 30, 1997..................................          200
Futures Opened....................................................          250
Futures Closed....................................................         (450)
                                                                       ---------
Outstanding at May 31, 1998.......................................          -0-
                                                                       =========


6.   Distribution and Service Plans

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the six months ended May 31, 1998, are payments retained by VKAC of approximately $1,566,600.

               Funds Distributed by Van Kampen American Capital


EQUITY FUNDS

Domestic
  MS Aggressive Equity
  VKAC Aggressive Growth
  MS American Value
  VKAC Comstock
  VKAC Emerging Growth
  VKAC Enterprise
  VKAC Equity Income
  VK Equity Growth
  VKAC Growth
  VKAC Growth and Income
  VKAC Harbor
  VKAC Pace
  VKAC Real Estate Securities
  MS U.S. Real Estate
  VKAC Utility
  MS Value
International/Global
  MS Asian Growth
  MS Emerging Markets
  MS Global Equity
  MS Global Equity Allocation
  VKAC Global Managed Assets
  MS Latin American

FIXED-INCOME FUNDS

Income
  VKAC Corporate Bond
  VKAC Global Government Securities
  VKAC Government Securities
  VKAC High Income Corporate Bond
  MS High Yield
  VKAC High Yield
  VKAC Limited Maturity Government
  VKAC Short-Term Global Income
  VKAC Strategic Income
  VKAC U.S. Government
  VKAC U.S. Government Trust for Income
  MS Worldwide High Income
Tax Exempt Income
  VKAC California Insured Tax Free
  VKAC Florida Insured Tax Free Income
  VKAC High Yield Municipal
  VKAC Insured Tax Free Income
  VKAC Intermediate Term
       Municipal Income
  VKAC Municipal Income
  VKAC New York Tax Free Income
  VKAC Pennsylvania Tax Free Income
  VKAC Tax Free High Income
Capital Preservation
  VKAC Prime Rate Income Trust
  VKAC Reserve
  VKAC Senior Floating Rate
  VKAC Tax Free Money

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen American Capital or Morgan Stanley fund prospectus or to receive additional fund information, choose from one of the following:

 .    visit our web site at www.vkac.com -- to view prospectuses, select
Investors' Place, then Download a Prospectus

 .    call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

 .    e-mail us by visiting www.vkac.com and selecting Investors' Place

             Van Kampen American Capital High Yield Municipal Fund


Board of  Trustees

J. Miles Branagan
Richard M. DeMartini*
Linda Hutton Heagy
R. Craig Kennedy
Jack E. Nelson
Don G. Powell*
Phillip B. Rooney
Fernando Sisto
Wayne W. Whalen* - Chairman

Officers

Dennis J. McDonnell*
  President
Ronald A. Nyberg*
  Vice President and Secretary
Edward C. Wood, III*
  Vice President and Chief Financial Officer
Curtis W. Morell*
  Vice President and Chief Accounting Officer
John L. Sullivan*
  Treasurer
Tanya M. Loden*
  Controller
Peter W. Hegel*
Paul R. Wolkenberg*
  Vice Presidents

Investment Adviser

Van Kampen American Capital
Asset Management, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Distributor

Van Kampen American Capital
Distributors, Inc.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Shareholder Servicing Agent

ACCESS Investor
Services, Inc.
P.O. Box 418256
Kansas City, Missouri 64141-9256

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom (Illinois)
333 West Wacker Drive
Chicago, Illinois 60606

Independent Accountants

PricewaterhouseCoopers LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C)  Van Kampen American Capital Distributors, Inc., 1998
     All rights reserved.

SM   denotes a service mark of Van Kampen American Capital Distributors, Inc.


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After September 30, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

Van Kampen American Capital Distributors, Inc.                    Bulk Rate
One Parkview Plaza                                               U.S. Postage
Oakbrook Terrace, Illinois 60181                                     PAID
                                                                  VAN KAMPEN
                                                               AMERICAN CAPITAL